                                                                    Exhibit 10.8

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

CONTRACT NUMBER: 678650.

CONTRACT RELATING TO: PROVISION OF IT SERVICES TO BT

This CONTRACT is made this 29th day of March, 2007

BETWEEN

(1) BRITISH TELECOMMUNICATIONS PLC(registered in England and Wales under Company
Number: 1800000) whose registered office is 81 Newgate Street, London, EC1A 7AJ ("BT")

(2) Virtusa UK Limited (registered in England under Company Number 05640127 whose registered office is 1 Callaghan Square Cardiff CF10 5BT ("the Supplier")

(referred together in the Contract as "the Parties")

For the sum of L1 payable to it by BT, Supplier shall complete and deliver to BT such work and/or equipment and/or services (as the case may be) as BT may order from time to time within the Term in accordance with the Contract which comprises this signed front sheet and the following appended documents:

1.   DEFINITIONS
2.   SCHEDULE 1: COE GENERIC REQUIREMENTS
3    SCHEDULE 2: CONDITIONS OF CONTRACT
4    SCHEDULE 3: MODEL CLAUSES FOR DATA PROTECTION
5    SCHEDULE 4: BT SECURITY REQUIREMENTS AND POLICY
6    SCHEDULE 5: NOT APPLICABLE
7    SCHEDULE 6: IT SERVICES
8    SCHEDULE 7: NOT APPLICABLE
9    SCHEDULE 8: CHANGE CONTROL PROCESS
10   SCHEDULE 9: CONFIDENTIALITY AGREEMENT
11   SCHEDULE 10: GENERIC STANDARDS

and which, in the case of conflict, shall have precedence in the order listed unless expressly stated otherwise in the Schedule.

SIGNED for and on behalf of SUPPLIER    SIGNED for and on behalf of BT


SIGNATURE /S/ KRIS CANEKERATNE          SIGNATURE /S/ MERYL BUSHELL
          ---------------------------             ------------------------------
NAME KRIS CANEKERATNE                   NAME MERYL BUSHELL

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

 POSITION                POSITION           CHIEF
IN COMPANY   DIRECTOR   IN COMPANY   PROCUREMENT OFFICER
----------   --------   ----------   -------------------


INDEX

                                                                           PAGES
                                                                           -----
DEFINITIONS                                                                   2

SCHEDULE 1- REQUIREMENTS                                                      6
   1. INTRODUCTION                                                            6
   2. DESCRIPTION AND SCOPE OF WORK                                           6
   3. SUPPLY RELATIONSHIP-INTENTIONALLY DELETED                               6
   4. PLACE OF WORK                                                           6
   5. ORDER OF PRECEDENCE                                                     6

SCHEDULE 2- CONDITIONS                                                        7
   1. TERM                                                                    7
   2. ORDER OF PRECEDENCE                                                     7
   3. QUALITY OF SERVICES                                                     7
   4. QUALITY REQUIREMENTS                                                    7
   5. COMPLIANCE WITH LAWS AND REGULATIONS                                    8
   6. ASSIGNMENT AND SUBCONTRACTING                                           8
   7. SUPPLIER OBLIGATIONS                                                    9
   8. SERVICE LEVELS                                                          9
   9. CONTRACT PERSONNEL                                                      9
   10. INDUCTION AND TRAINING                                                10
   11. KEY PERSONNEL                                                         10
   12. ACCESS, ASSISTANCE AND PROGRESS REPORTS                               10
   13. MISTAKES IN INFORMATION                                               11
   14. BT ITEMS AND PROPERTY                                                 11
   15. FORCE MAJEURE                                                         12
   16. SOURCING WITH HUMAN DIGNITY                                           13
   17. ENVIRONMENTAL IMPACT                                                  13
   18. ELECTRONIC TRADING                                                    14
   19. GROUP COMPANIES                                                       14
   20. BT RESTRUCTURING                                                      15
   21. REGULATORY MATTERS                                                    16
   22. EURO CONFORMANCE                                                      17
   23. CONFIDENTIALITY                                                       17
   24. BENCHMARKING                                                          19
   25. VARIATIONS                                                            19
   26. SUSPENSION OF WORK                                                    20
   27. WORK SITE AND SECURITY                                                21

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

   28. RISK ASSESSMENT                                                       23
   29. BT SECURITY POLICY REQUIREMENTS                                       23
   30. PROTECTION OF PERSONAL DATA                                           24
   31. TRANSFER OF UNDERTAKINGS                                              26
   32. TAX AND NATIONAL INSURANCE                                            27
   33. INTELLECTUAL PROPERTY                                                 27
   34. ESCALATION                                                            30
   35. WARRANTY                                                              31
   36. TITLE AND RISK                                                        33
   37. RIGHT TO REJECT                                                       34
   38. EXPORT                                                                34
   39. DOCUMENTATION                                                         35
   40. DELIVERY                                                              35
   41. DEFAULT/LIQUIDATED DAMAGES                                            35
   42. TOOLING                                                               36
   43. TERMINATION                                                           36
   44. TRANSITION                                                            39
   45. EXIT STRATEGY COOPERATION                                             41
   46. INDEMITY                                                              42
   47. LIMITATION OF LIABILITY                                               43
   48. INSURANCE                                                             43
   49. PUBLICITY                                                             44
   50. SOFTWARE                                                              44
   51. SOFTWARE LICENCE                                                      44
   52. ESCROW                                                                45
   53. NOTICES                                                               46
   54. PRICING                                                               46
   55. PAYMENT AND INVOICING                                                 46
   56. GENERAL                                                               46
   57. NON-ASSIGNMENT                                                        47
   58. OPERATIONAL GOVERNANCE                                                47

SCHEDULE 3 MODEL CLAUSES FOR DATA PROTECTION                                 48
   1. DEFINITIONS                                                            49
   2. DETAILS OF THE TRANSFER                                                49
   3. THIRD-PARTY BENEFICIARY CLAUSE                                         49
   4. OBLIGATIONS OF THE DATA EXPORTER                                       50
   5. OBLIGATIONS OF THE DATA IMPORTER                                       51
   6. LIABILITY                                                              52
   7. MEDIATION AND JURISDICTION                                             53
   8. COOPERATION WITH SUPERVISORY AUTHORITIES                               53
   9. GOVERNING LAW                                                          54
   10. VARIATION OF THE CONTRACT                                             54

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

   11. OBLIGATION AFTER THE TERMINATION PERSONAL DATA PROCESSING
       SERVICES                                                              54

SCHEDULE 3 APPENDIX A                                                        56

SCHEDULE 3 APPENDIX B                                                        57

SCHEDULE 4 THE BT SECURITY POLICY FOR SUPPLIER                               58
   1. DEFINITIONS                                                            58
   2. BT SECURITY REQUIREMENTS AND SUPPLIER'S OBLIGATIONS                    59
   3. ACCESS                                                                 61
   4. SECURITY REVIEW                                                        61
   5. TERMINATION                                                            62
   6. RIGHTS AFTER TERMINATIONS                                              62
   7. ACCESS TO SUPPLIER SYSTEMS                                             62
   8. BUSINESS CONTINUITY                                                    65

SCHEDULE 4 APPENDIX 1- BT SECURITY POLICY (SEE SEPARATE PDF FILE)            68

SCHEDULE 4 APPENDIX 2 - BT HUMAN RESOURCES RECRUITMENT POLICY                69
   1. SUPPLIER'S SELECTION PROCESS                                           69
   2. VETTING OF CONTRACT PERSONNEL                                          69
   3. REFERENCING                                                            71
   4. QUALITY OF CONTRACT PERSONNEL                                          72

SCHEDULE 4 APPENDIX 2 - ANNEX 1 CRIMINAL DISCLOSURE DECLARATION              73

SCHEDULE 5 INTENTIONALLY LEFT BLANK                                          74

SCHEDULE 6- IT SERVICES                                                      75
   1. SCOPE OF WORK                                                          75
   2. ORDERING PROCESS                                                       75
   3. GENERIC CONTACT PERFORMANCE REQUIREMENTS                               76
   4. MANAGEMENT INFORMATION                                                 77
   5. HOURS OF SERVICE                                                       77
   6. THIRD PARTY SOFTWARE LICENCE                                           77
   7. QUALITY REQUIREMENTS                                                   78
   8. PRICING AND PRICING ARRANGMENTS                                        78
   9. NOT USED                                                               79
   10. PRICE SATISFACTION                                                    79
   11. INTENTIONALLY DELETED                                                 79
   12. CONTINUOUS IMPROVEMENT                                                79
   13. EXIT TRANSITION CO-OPERATION                                          80

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

   14. EXIT COSTS                                                            81
   15. ACCEPTANCE                                                            82

SCHEDULE 6  APPENDIX 1 (PRICING)                                             85
   1. IT SERVICES PRICING PRINCIPLES                                         85
   2. PRICING MODELS                                                         92

SCHEDULE 6- APPENDIX 2 WORK PACKAGE                                         100
   1. DEFINITIONS                                                           100
   2. PROJECT BACKGROUND                                                    100
   3. DESCRIPTION AND SCOPE OF SERVICES                                     100
   4. DELIVERABLES AND TRAINING AND DELIVERABLES                            102
   5. BT PROVIDED ITEMS                                                     102
   6. SUPPLIER PROVIDED EQUIPMENT                                           102
   7. MAINTENANCE AND SUPPORT                                               102
   8. BT SYSTEMS                                                            102
   9. NETWORK AND IT REQUIREMENTS                                           103
   10. TIMETABLE                                                            103
   11. SITE                                                                 103
   12. ACCEPTANCE                                                           104
   13. PERSONNEL                                                            104
   14. REPORTING                                                            104
   15. CHARGES                                                              105
   16. BT OBLIGATIONS                                                       105
   17. RISKS AND ASSUMPTIONS                                                105
   18. QUALITY STANDARDS AND ASSURANCE, AND CODES OF PRACTICE               105
   19. PERFORMANCE MEASUREMENT                                              105
   20. ADDITIONAL                                                           105
   21. WORK PACKAGE PRICE                                                   105

SCHEDULE 6- APPENDIX 2 WORK PACKAGE TEMPLATE-APPENDIX  A                    106

SCHEDULE 6- APPENDIX A, ANNEX 1                                             108

SCHEDULE 7- INTENTIONALLY LEFT BLANK                                        108

SCHEDULE 8- CHANGE CONTROL PROCEDURE                                        111
   1. PRINCIPLES                                                            111
   2. PROCEDURES                                                            111

SCHEDULE 9- CONFIDENTIALITY AGREEMENT                                       113

SCHEDULE 10- GENERIC STANDARDS                                              114

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

   1. CONTACT RESPONSE                                                      114
   2. TABLE OF COMPLIANCE                                                   114
   3. EMBEDDED BT GENERIC STANDARD 11 FOR COMPLETION                        114
   4. BT GENERIC STANDARDS 13 AND 18 FOR ACCESS AND COMPLETION              114

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

DEFINITIONS

In the Contract, the following expressions, where used, shall have the meanings respectively ascribed to them:

"ACCEPTANCE" means written acknowledgement by BT that Services, or part of them, have been completed in accordance with the Specifications, subject to any deficiencies stated in such acknowledgement. "Accept" and "Accepted" shall be construed accordingly;

"ACCEPTANCE TEST" means formal testing conducted to determine if the Work satisfies the criteria for Acceptance to enable BT to Accept the Work or any part;

"BT" means British Telecommunications plc, its successors and assigns;

"BT'S COMMERCIAL CONTACT" means such person whose identity and contact details may be notified to the Supplier's Commercial Contact from time to time;

"BT DATA" or "BT'S DATA" means all data, information, addresses, telephone numbers, text, drawings, diagrams, images or sound embodied in any electronic or tangible medium, and ( i ) which are supplied or in respect of which access is granted to the Supplier by BT pursuant to this Contract, or ( ii ) which the Supplier is required to generate under this Contract, or ( iii ) which is obtained by the Supplier on behalf of BT for the purposes of this Contract;

"BT GROUP COMPANY" means in relation to BT, a company which is a subsidiary or a holding company of it, or any company which is a subsidiary of any such holding company, 'holding company' and 'subsidiary' having the meanings ascribed to them in section 736 Companies Act 1985 as amended;

"BT PROJECT MANAGER" means the BT operational representative the identity of who to be advised as and when an order is placed through Work Package and/or Purchase Order;

"BT SYSTEM" means any equipment, databases, software and any other material owned and/or provided by the Customer which BT uses or interfaces with in order to provide the Services;

"BT ITEMS" means all items provided by BT to the Supplier and all items held by the Supplier which belong to BT in connection with this Contract;

"CHANGE CONTROL PROCEDURE" means the procedure under which the BT may make a request for a change to the Contract, including a change to the Services, all as described in Schedule 10;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

"CHARGES" means the sums payable for the Services as described in Schedule 12 of this Contract and/or within each Work Package and/or Purchase Order;

"COMMENCEMENT DATE" means April 1st, 2007;

"CONTRACT" means this Contract including the schedules and appendices attached to it;

"CONTRACT PERSONNEL" means the Supplier's employees, subcontractors and agents (and their employees, subcontractors and agents) engaged in the performance of the Contract;

"CENTRES OF EXCELLENCE" means one of the domains to which the Services are mapped into;

"CREATED INFORMATION" all Information generated in the course of or arising from the performance of the Contract;

"CUSTOMER" means BT external customer and who receive the benefit of the Services;

"DESIGN INFORMATION" means any Information provided by BT concerning the purpose, manufacture, design or configuration of Services;

"EFFECTIVE DATE" means the commencement date of the applicable Work Package;

"EQUIPMENT" means all components, materials, plant, tools, test equipment, documentation, firmware, Software, spares and parts and things comprised in Services;

"EXTENDED TERM" means extension of the Initial Term on twelve (12) monthly basis;

"FINANCIAL YEAR" means the period beginning April to the end of the following March;

"FUNCTIONAL SPECIFICATION" - the Supplier's functional specification for the Software as supplied to BT or as published by the Supplier;

"INFORMATION" means information whether in tangible or any other form, including, without limitation, specifications, reports, data, notes, documentation, drawings, software, computer outputs, designs, circuit diagrams, models, patterns, samples, inventions, (whether capable of being patented or not) and know-how, and the media (if any) upon which such information is supplied;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

"INITIAL TERM" means a period of five years, commencing on the Commencement Date, or such longer period as provided by the Contract;

"INTELLECTUAL PROPERTY RIGHT(S)" means any patent, petty patent, trade marks, service marks, trade names, copyright, database rights, design right, community design right, semiconductor topography right, registered design, rights in know-how, or any similar right in any part of the world and shall include any applications for the registration of any patents or registered designs or similar rights capable of registration in any part of the world;

"KEY PERFORMANCE INDICATORS" or "KPI'S" means the performance indicators which BT shall use as a means of measuring and monitoring the performance of the Supplier of this Contract, as may be amended by agreement in writing from time to time;

"LIQUIDATED DAMAGES" means the liquidated damages payable to BT in the event of a failure as set out in each Work Package or payment by BT of liquidated damages under clause 1.7 of Schedule 6 of this Contract.

"OFF-SITE TESTS" means all tests, specified in the Contract to be carried out on Services prior to delivery to the Site;

"OFFSHORE WORKING DAY" means 8 hours in any business day.;

"PURCHASE ORDER" means the order issued by BT to Supplier detailing the Charges, the Equipment, the Services and any other relevant information being ordered by BT and shall be deemed accepted when duly authorised and issued by BT under this Contract;

"REPLACEMENT WORK" means re-allocation of the Work provided by the Supplier under this Contract to BT or another supplier as notified by BT;

"SERVICES" means the service or where appropriate part of a service described in this Contract and Schedule 5, 6 and 7 which include all Equipment, Information and Work supplied to BT by Supplier;

"SERVICE LEVELS, SLAS, SERVICE LEVEL AGREEMENT" means the document attached to the Contract in the Work Package defining the service levels applicable to the Services;

"SITE" means location(s) or premise(s) specified by BT, upon which the Supplier is to provide services, install and/or deliver Services or perform Work;

"SOFTWARE" means all computer programs including but not limited to all source code and object code whether in machine readable, optically readable or any other format comprised in Services and the media on which it is supplied;

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

"SPECIFICATION" any specification of Services provided by BT, and agreed to by the Supplier in each Work Package and/or Purchase Order under this contract.

"STATEMENT OF REQUIREMENTS" means the project plan document or statement of work issued by BT to the Supplier, and agreed to in writing by Supplier, detailing all of the responsibilities and deliverables by Supplier to BT;

"SUBCONTRACTOR" means any person, partnership or corporation with whom the Supplier places a contract and/or an order for the supply of any equipment, item, service or for any work in relation to the Contract, and "Subcontract" shall be construed accordingly;

SUPPLIER'S BACKGROUND INFORMATION" means any Information owned or controlled by the Supplier;

"SUPPLIER'S COMMERCIAL CONTACT" such person whose identity and contact details may be notified to BT's Commercial Contact from time to time;

"SUPPLIER'S EQUIPMENT" means all items except BT Items brought onto Site by the Supplier in connection with, but not for incorporation in the Services, and which have not been supplied by BT;

"SUPPLIER SYSTEM" means any equipment, databases, software and any other material owned and/or provided by the Supplier which the Supplier uses or interfaces with in order to provide the Services;

"SYSTEMS" means the combination of telecommunications and computer hardware, computer software, computer peripherals and other items which the Supplier has and/or may develop and/or supply hereunder in order to perform the Services including the Supplier's business organisation and processes;

"TERM" means both Initial Terms and Extended Term

"UK WORKING DAY" means between the hours of 08:00 and 18:00, Monday to Friday;

"WORK" means work the Contract requires to be undertaken for BT.

"WORK PACKAGE" means a request for Services, in the form attached hereto as
Schedule 6, issued by any BT Group Company to the Supplier pursuant to which the Supplier is to provide Services to such BT Group Company in accordance with the specifications set forth therein if accepted by the Supplier, such acceptance to be evidenced by a signature of the authorised representative of the Supplier.


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

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

SCHEDULE 1 - REQUIREMENTS

1.   INTRODUCTION

1.1 This Contract governs the relationship between the Parties for the supply of Services by the Supplier to BT. It is intended as a broad agreement between the Parties under which BT shall procure Services from the Supplier. Each Work shall be performed in accordance with BT's COE Generic Requirements and the Conditions of the Contract, including BT Generic Standards (hereinafter collectively referred to as "Terms and Conditions") and all the Schedules appended herein in this Contract.

1.2 These Schedules shall be supplemented or varied to meet the requirements of BT through agreed Statement of Requirements and authorised Work Packages and/or Purchase Order.

2    DESCRIPTION AND SCOPE OF WORK

2.1 The Supplier shall provide the following provision of Services in the Initial Term and Extended Term (as the case may be) in order to support the range of BT products and services:

2.1.1 INTENTIONALLY LEFT BLANK.

2.1.2 A range of IT Services to BT, including, but not exclusively, all or some of the IT Services listed below in Schedule 6 ("IT Services").

2.1.3 INTENTIONALLY LEFT BLANK

2.1.4 INTENTIONALLY LEFT BLANK

2.2  Further particulars of the Services are described in Schedule 6 herein.

3    SUPPLY RELATIONSHIP-INTENTIONALLY DELETED

4    PLACE OF WORK

Work shall be undertaken at the BT and/or Customer site and/or Supplier's Site/s as required by BT and confirmed in the Work Package and/or Purchase Order.

5    ORDER OF PRECEDENCE

To the extent that the following documents form part of or apply to the Contract, in the case of conflict they shall have the following order of precedence:

1    signed Purchase Order or Work Package (as the case may be)


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

2    the Contract


Page 7 of 126

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

SCHEDULE 2 - CONDITIONS OF CONTRACT

1    TERM

1.1 The Contract shall commence on the Commencement Date and shall remain in force for the Term ("Initial Term") unless extended or terminated in accordance with its provisions.

1.2  BT shall have the option to extend the Term by a further period of twelve
     (12) months each time, such option to be exercised by BT giving reasonable period of written notice ("Extended Term") to that effect to the Supplier's Commercial Contact on or before prior to the end of the initial Term or Extended Term (as the case may be) effective upon the prior written consent of Supplier. In the event the Contract is extended, BT reserves the right to contract on the terms and conditions in this Contract and/or by mutual agreement agree with the Supplier amended terms and conditions.

1.3 For the avoidance of doubt, BT shall be under no obligation to place any orders and/or Work under the Contract.

2    ORDER OF PRECEDENCE

For the avoidance of doubt in the event of discrepancies or conflict between the documents comprising this Contract, the terms of these documents shall prevail in the order shown on the signed front sheet of the Contract.

3    QUALITY OF SERVICES

3.1  Services shall comply in all material respects with the:

     (a) Specifications. The warranty for any deliverable produced by the Services shall be as set forth in Section 35; and

     (b) latest applicable issue from time to time of UK, European and International Standards and other documents referred to in the Contract.

3.2 The Supplier shall co-operate in any quality assessment required by BT from time to time and allow BT or its representatives access to its premises (and those of any Subcontractor) for this purpose.

4    QUALITY REQUIREMENTS

4.1 The Supplier shall work to a Quality Management System that meets the requirement of BS/ISO9000 or equivalent, such as CMMiL3 or above. A body approved by any of the National Accreditation Councils must issue the certificate, if applicable.


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

4.2 The Supplier will carry out and be able to supply evidence of periodic quality checks (at least quarterly) to ensure the consistency of delivery of the Services, and the provision of management information as agreed.

4.3 If the Supplier, having had at the Commencement Date a Quality Management System certified to comply with the requirements of BS/ISO9001 (EN 29001 or other equivalent) by an accredited certification body, ceases to maintain the certification, then the Supplier, for avoidance of doubt, shall be in breach of the Contract. (This shall also apply to any sub-contractors that may be used).

4.4 Additionally, the Supplier shall consider steps to meet the requirements of BS15000. Supplier shall provide a report of its current status regarding same.

5    COMPLIANCE WITH LAWS AND REGULATIONS

5.1 The Supplier and the Services shall comply with all relevant laws and regulations from time to time, with any Site regulations that may be notified to the Supplier, and with the latest applicable issue of 'Working with BT (Distribution Guidelines)' available at:http://www.selling2bt.bt.com/working/distribution/default.asp

5.2 The Supplier shall notify BT if it becomes aware of any non-compliance or receives any allegation of non-compliance with any relevant laws and regulation by any person in connection with the Services. Without prejudice to the foregoing, the Supplier shall provide BT with such assistance as BT may reasonably request to investigate any breach or suspected breach or correct any breach of the relevant laws and regulations. The Supplier shall on BT's request, promptly take all reasonable action that is necessary and open to the Supplier in order to minimise the impact of the breach and any suspected breach of the relevant laws and regulations.

5.3 The Supplier shall provide to BT such information in such format as BT shall from time to time reasonably require concerning the weight and material composition of any packaging forming part of or accompanying Services.

6    ASSIGNMENT AND SUBCONTRACTING

6.1 The Supplier shall not assign or subcontract the whole or any part of the Contract without BT's prior written consent, which, if given, shall not affect the Supplier's obligations or liabilities under the Contract.

6.2 The Supplier shall allow BT or its nominated representative(s) access to its Subcontractors for discussions in relation to the Contract provided


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     that the Supplier is informed of the proposed agenda and the outcome of the discussions.

7    SUPPLIER OBLIGATIONS

7.1 The Supplier shall perform the Services in accordance with the Specifications in the Work Packages and all other applicable provisions of this Contract. The warranty for any deliverable produced by the Services shall be as set forth in Section 35.

7.2 The Supplier shall provide BT with a reasonable number of copies of any promotional literature relating to the Services which the Supplier may produce from time to time.

7.3 The Supplier shall give BT reasonable advance written notice of any change in or modification of the Services or of the Suppliers intention to discontinue any part of the Services.

7.4 Subject to Section 35 below, the Services when properly used will conform and operate in all respects with the Statement of Requirements and the technical and functional Specifications for the Warranty Period.

7.5 The Supplier shall not accept any request for procurement of Services from BT employees without obtaining express consent from BT through duly authorised and signed Work Package and/or Purchase Order.

8    SERVICE LEVELS

8.1 The Supplier shall ensure that the Services are performed substantially by Contract Personnel of the Supplier.

8.2 The Supplier shall provide the Services in accordance with the Service Levels in the individual Work Package and/or Purchase Order requirements, unless otherwise agreed.

8.3 If at any time after the Effective Date of the individual Work and/or Purchase Order requirements the Services are not supplied in accordance with the Service Levels, the Supplier shall, without prejudice to BT's other rights and remedies make the necessary arrangements as agreed in the Individual work Package.

8.4 The remedies provided in this Clause headed "Service Levels" are without limitation to any other remedies BT or the Supplier may have under this Contract or at common law or equity in connection with Service non compliance.


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TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

9    CONTRACT PERSONNEL

9.1 The Supplier shall ensure that all Contract Personnel are competent, appropriately qualified and meet with BT's reasonable satisfaction.

9.2 The Supplier shall not (and shall ensure so far as possible that Contract Personnel shall not) during the Term or during a period of six months immediately after, either on its own behalf or on behalf of any other person, firm, company or organisation directly or indirectly induce or seek to induce any person, firm or company who at any time during the Term is or was a BT customer or in the habit of dealing with BT, and with whom the Supplier has had dealings because of or in connection with the performance of the Contract, to remove his or its business from BT.

9.3 Neither Supplier nor BT shall directly or indirectly induce, encourage, or seek to induce any employee of the other Party to leave such Party's employment during the Term or during a period of six months immediately after, either on its own behalf or on behalf of any other person, firm, company or organisation.

9.4 A Party shall not be in breach of this provision if it recruits any of the other Party's employees pursuant to an advertisement or a recruitment campaign not specifically targeted at the employees of the other Party.

10   INDUCTION AND TRAINING

The Supplier shall provide the necessary induction and introductory training before new personnel are actively deployed on any Work to the reasonable satisfaction of BT.

11   KEY PERSONNEL

11.1 The BT Project Manager may at the outset of or from time to time as agreed in writing with the Supplier, during the currency of any project inform the Supplier in writing of the names of any Contract Personnel BT considers are to perform key roles in relation to the assignment ("Key Personnel").

11.2 The Supplier shall not change or remove or permit the change or removal of any Key Personnel without obtaining the prior written consent of the BT Project Manager. This clause shall however not apply to a case of retirement, resignation or termination of employment of any key personnel for whatever reason by the Supplier.

11.3 The Supplier shall remove from any assignment such Contract Personnel as BT may from time to time require forthwith upon written notice including justification given by the BT Project Manager to the


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     Supplier where BT in its sole discretion considers circumstances justify it, or otherwise, in any case:

     (a) upon the expiry of at least one week's written notice given by the BT Project Manager to the Supplier during the first eight weeks of any relevant assignment; or

     (b)  upon the expiry of at least four weeks' written notice thereafter.

12   ACCESS, ASSISTANCE AND PROGRESS REPORTS

12.1 The Supplier shall:

     (a) give to BT (or any person authorised by BT) such access at all reasonable times to the Supplier's and any Subcontractor's premises as BT may require from time to time to assess the progress of the Contract;

     (b) provide such reports to BT and attend such meetings on the performance of the Contract as may be reasonably required by BT; and

     (c) nominate a representative, familiar with all relevant aspects of the Contract, to attend all such meetings.

12.2 The Supplier shall maintain full and accurate records ("the Records") of all the Services performed in connection with this Contract. The Supplier shall retain the Records for a period of six years after termination or expiry of the Contract. Records shall pertain to areas including, but not limited to, Corporate Tax, VAT, employment, source codes, invoices etc.

12.3 The Supplier shall grant to BT, any auditors (internal or external as appointed by BT) and/or their respective authorised agents the right of access to the Records and/or any Site and/or the Materials and/or the Systems and all supporting documentation and shall provide all reasonable assistance at all times during the Term of this Contract and for any reasonable period thereafter for the purposes of carrying out an audit of the Supplier's compliance with this Contract including but not limited to all activities, charges, performance, security and integrity in connection therewith. Provided that such audit shall (i) occur at BT's cost and expense and only on reasonable prior written notice to Supplier, (ii) be subject to confidentiality provisions herein (iii) be limited to BT's records and related contracts and used solely to determine Supplier's compliance with this Agreement. For the avoidance of doubt, Supplier shall not be obligated to disclose any information of any kind related directly or indirectly to any other client of Supplier or any other information subject to a confidentiality agreement.


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IN CONFIDENCE

13   MISTAKES IN INFORMATION

13.1 The Supplier shall inform BT in writing of any mistakes in Design Information within a reasonable time of receiving it.

14   BT ITEMS AND PROPERTY

14.1 All BT Items shall remain the property of BT and the Supplier shall:

     (a) return them to BT upon completion or termination of the Contract or earlier reasonable request by BT;

     (b) keep them securely and good condition, segregated and clearly marked as BT property; and

     (c)  be fully liable for any loss of or damage to them.

14.2 Upon receipt of any BT Items, the Supplier shall satisfy itself that they are adequate for the purpose for which they are being provided, and within 14 days of receipt shall notify BT of any defects or deficiencies.

14.3 The Supplier shall not, without the prior written consent of BT, use BT Items for any purpose other than as necessary for the performance of the Contract, or allow any third party to use, take possession of, or have any rights or lien over BT Items.

14.2 The Supplier shall not have, and shall ensure that Subcontractors shall not have, a lien on BT Items for any sum due. The Supplier shall take all reasonable steps to ensure the title of BT and the exclusion of such lien are brought to the notice of all Contract Personnel dealing with any BT Items.

14.4 If there is any threatened seizure of any BT Items, or if the Supplier (or any Subcontractors in possession of such BT Items) goes into receivership, administration or liquidation (or the equivalent of any of these) the Supplier shall:


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (a)  notify BT immediately;

     (b) draw to the attention of the relevant official that BT Items belong to BT and do not form part of the Supplier's assets; and

     (c) allow BT to enter the Supplier's premises or those of any Contract Personnel where BT Items are stored and take possession of them.

15   FORCE MAJEURE

15.1 Neither party shall be liable to the other party for any delay in the performance of the Contract directly caused by any force majeure event beyond its reasonable control ("the Delay Period") provided such party shall have first given the other party written notice within seven days after becoming aware that such delay was likely to occur.

15.2 If the Supplier is so delayed, and the Delay Period exceeds 14 days, BT shall have the option by written notice to the Supplier to terminate the Contract immediately in whole or in part and have no liability for the whole or part so terminated.

15.3 For the avoidance of doubt, the provisions of this Condition shall not affect any right to terminate the Contract under the Condition headed "Termination".

16   SOURCING WITH HUMAN DIGNITY

The following expressions are used in this Condition:

     "GS18" - the BT Sourcing with Human Dignity Generic Standard and Principles of Implementation at the Website.

     "Response" - a response to the GS18 questionnaire at the Website; and

     "Website" - the website at
     http://www.selling2bt.com/working/humandignity/default.asp

The Supplier shall:

     (a) aspire to GS18 standards with a view to the Supplier and Contract Personnel achieving them;

     (b) if requested by BT, provide BT with a full Response within two months of the date of the request;

     (c) promptly submit to BT a revised Response upon any material change in the previous Response at any time during the Term;


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
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IN CONFIDENCE

     (d) where required work with BT towards the achievement of the GS18 standards (and use its reasonable endeavours to ensure all Contract Personnel will so work with BT and the Supplier); and

     (d) co-operate with BT and permit BT and its authorised representatives on reasonable notice access to the Supplier's premises and records in order to assess compliance with this provision and the level of achievement of GS18 (and use its reasonable endeavours to ensure BT has similar rights in relation to Contract Personnel co-operation, premises and records).

17   ENVIRONMENTAL IMPACT

The following expressions are used in this Condition:

     "Response" - a response to the GS13 questionnaire (version 9) at the Website.

     "Website" - the website at https://secure.selling2bt.bt.com/ext/html/gs13/

The Supplier shall:

     (a) if requested by BT, provide BT with a full Response within two months of the date of the request;

     (b) promptly submit to BT a revised Response upon any material change in the previous Response at any time during the Term; and

     (c) when BT identifies areas that require environmental improvement within the bounds of this contract requirement, the Supplier shall work with BT towards achieving continuous improvement in such areas.

18   ELECTRONIC TRADING

18.1 BT shall send and the Supplier shall accept orders under the Contract only, subject to paragraph 3 of this Condition, by secure e-mail.

     The Supplier shall:


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (a)  provide a functional SMTP e-mail account for the receipt of orders;

     (b) ensure its respective e-mail client conforms to S/MIME and other general e-mail standards;

     (c) provide to BT a Class 2 digital certificate for the encryption of e-mails to it, such certificate being issued by a reputable certification provider and complying the requirements of the Electronic Communication Bill section 7; and

     (d) use all reasonable commercial efforts to maintain efficient secure e-mail transmission and reception at all times.

18.2 If, despite having used all reasonable commercial efforts, either Party is unable to transmit or receive secure e-mails in accordance with this Condition, it shall promptly inform the other Party, whereupon, for the duration of such inability, BT shall submit orders to the Supplier conventionally.

19   GROUP COMPANIES

19.1 For the purposes of this Condition, "BT Group Company" shall mean any company from time to time in the same group (as defined by s.53 Companies Act 1989) as BT.

19.2 At the joint request of BT and any BT Group Company, the Supplier shall fulfil any order received by such BT Group Company during the Term for Services the same as or substantially similar to the Services. Such fulfilment shall be on the same terms and conditions (mutatis mutandis) (excluding this Condition) and at the same or, at the Supplier's discretion, lower price(s) as are set out in the Contract.

19.3 BT shall have no liability to the Supplier for or in connection with any order placed by any BT Group Company nor shall BT have its rights under the Contract prejudiced by the acts or omissions of any BT Group Company.

19.4 Notwithstanding anything to the contrary in the Contract, BT shall have the right to disclose to any BT Group Company on a confidential basis all relevant Information in respect of the Contract.

20   BT RESTRUCTURING

20.1 For the purpose of this Condition:

"BT Affiliate" means a company in which BT owns from time to time, directly or indirectly, at least 20% of the voting share capital.

"Nominee" means any:


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (a)  company in the BT Group of companies from time to time;

     (b)  BT Affiliate;

     (c) unaffiliated new company that may be formed by BT pursuant to a corporate reorganisation/restructuring, including any company in the same Group as such new company; or

     (d) third party which by purchase, lease, outsourcing agreement or otherwise, assumes the operation, administration and/or management of any substantial portion of the business of BT affected by the Contract.

20.2 At BT's written request, the Supplier agrees to the novation of the Contract ("Novation") from BT to any Nominee as may be nominated by BT ("the Transferee").

20.3 The Supplier and BT shall promptly do all acts and things necessary to effect the Novation, including the signing of a novation agreement, in such form as BT shall reasonably require, which agreement shall effect, without limitation:

     (a) an assumption by the Transferee of all rights, obligations and liabilities of BT under the Contract (including rights, licences, obligations and liabilities that are accrued or expressed to be non-transferable, personal or otherwise but excluding the right to novate as conferred by this Condition); and

     (b) a release by the Supplier of BT from all obligations and liabilities (including accrued obligations and liabilities) of BT under the Contract

20.4 Following the Novation, nothing in the Contract (including, without limitation, any software licences) shall prevent the Transferee as a contractor to BT from using the Services to provide BT with goods and/or services.

20.5 At BT's written request, the Supplier agrees to the replication of the Contract for any Nominee nominated by BT, so creating one or more additional agreements, each between the Supplier and such Nominee and each identified by its own contract number, but containing the terms and conditions of the Contract (mutatis mutandis) including, without limitation, the same or lower prices, but excluding the right to replicate as conferred by this Condition. BT shall provide copies of the replicated agreement(s) for execution by the Supplier and shall procure their execution by the relevant Nominee(s).

20.6 If the Contract includes a commitment to purchase a stated or determinable quantity of goods, services or rights, or prices that vary


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     based on the quantities purchased, the total purchases by BT and/or the Nominees under the Contract and/or the replicated agreements will be aggregated in determining the quantity or prices.

20.7 Notwithstanding anything to the contrary in the Contract, BT shall have the right to disclose to any Nominee on a confidential basis all relevant information regarding the Contract.

21   REGULATORY MATTERS

21.1 The Supplier shall comply with all Regulatory Matters (including, without limitation, any actions that BT may require in accordance with any formal or informal undertaking given in response to, or with the object of avoiding being made, any orders, provisional orders, determinations, directions, decisions or interventions by a relevant regulatory authority) that are notified to the Supplier Regulatory Contact from time to time by the BT Regulatory Contact in so far as they relate to the performance of the Contract by the Supplier.

21.2 The Supplier shall ensure that it and Contract Personnel undertake and comply with such training and guidance as the BT Regulatory Contact may provide or specify from time to time in relation to Regulatory Matters.

21.3 The Supplier shall promptly provide such information to BT as shall be necessary for BT to respond fully and to the timescale required to any request or requirement for information from a government or any regulatory body, to the extent that such information relates to the performance of the Contract by the Supplier.

21.4 BT shall reimburse the Supplier for all costs and expenses incurred by it in the performance of its obligations under Paragraphs 2 and/or 3 and/or 4 of this Condition to the extent that such costs and expenses:

     (a)  would not have been incurred by the Supplier but for this Condition;

     (b) are incurred solely, necessarily and exclusively in relation to such obligations;

     (c)  are reasonable;

     (d)  are validated to BT's reasonable satisfaction;

     (e)  are not provided for under another term of the Contract; and

     (f) do not result from acts or omissions of the Supplier which contravene or conflict with any Regulatory Matters previously notified to the Supplier by the BT Regulatory Contact.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

21.5 The Supplier shall permit BT and/or its authorised agents such access to the Supplier's premises and such access to and copies of its Information (and to and of those of any Contract Personnel) as is reasonable for BT to assess and/or validate the Supplier's performance of its obligations and/or its costs and expenses under or in relation to this Condition.

22   EURO CONFORMANCE

22.1 For the purpose of this Condition, "Financial Services" means those Services that process financial information.

22.2 The Supplier warrants that all Financial Services, in processing Financial Information, comply with:

     (a) all laws and regulations applicable to all relevant currencies (including, without limitation, EC Regulations 1103/97 and 974/98); and

     (b) if the UK becomes a "participating Member State" (as defined in EC Regulation 1103/97), all laws and regulations then applicable to sterling and/or to the euro ("Euro Conformance").

22.3 Notwithstanding anything to the contrary in the Contract, and without prejudice to any of BT's other rights and remedies, BT shall not be obliged to accept nor to pay for financial Services if the Supplier is unable to demonstrate their Euro Conformance to BT's reasonable satisfaction.

23   CONFIDENTIALITY

23.1 Subject to the Condition headed 'Intellectual Property", either party receiving Information ("the Recipient") from the other shall not without the other's prior written consent use such Information except for Contract purposes or disclose such Information to any person other than BT's employees, agents and contractors or Contract Personnel who have a need to know and who are bound by equivalent obligations of confidentiality. Any breach of such obligations by Contract Personnel or BT's employees, agents or contractors (as the case may be) shall be deemed to be a breach by the Supplier or BT respectively.

23.2 Paragraph 1 of this Condition shall not apply to Information that is:


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IN CONFIDENCE

     (a)  published except by a breach of the Contract; or

     (b) lawfully known to the Recipient at the time of disclosure and is not subject to any obligations of confidentiality; or

     (c) lawfully disclosed to the Recipient by a third party without any obligations of confidentiality; or

     (d) replicated by development independently carried out by or for the Recipient by an employee or other person without access to or knowledge of the Information.

     Notwithstanding the foregoing, either Party may disclose, only with the prior written consent of the other party, not to be unreasonably withheld, such terms as are required to be disclosed under strictures of confidentiality for fund raising or financing efforts to investors and lenders and bona fide potential investors and lenders (except no consent is needed to provide to a party's auditors or attorneys) provided, however, that the receiving parties are bound by confidentiality terms no less restrictive than the terms set forth herein. In addition, the Agreement and terms hereof may be disclosed as otherwise but only to the extent required pursuant to applicable law, regulation or stock market or stock exchange rule; provided that, to the extent practicable, a Party proposing to make such a disclosure as required by law, rule or regulation shall inform the other Party a reasonable time prior to such required disclosure, shall provide the other Party with a copy of the text of such proposed disclosure sufficiently in advance of the proposed disclosure to afford such other Party a reasonable opportunity to review and comment upon the proposed disclosure (including, if applicable, the redacted version of this Agreement) and shall reasonably consider, consistent with applicable law, rule and regulation (including interpretations thereof), the requests of the other Party regarding confidential treatment for such disclosure.

23.3 The Supplier shall not publicise the Contract without BT's prior written consent and shall ensure that any subcontractor is bound by similar confidentiality terms to those in this Condition.

23.4 Either party that has during the course of the Contract received Information in a recorded form from the other (or has recorded received Information) shall return or destroy (at the option of the disclosing party) such records upon:


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IN CONFIDENCE

     (a)  expiry or termination of the Contract; or

     (b)  upon earlier request

     unless such records are part of the Services.

23.5 This Condition shall survive the Contract.

24   BENCHMARKING

The Supplier shall:

     (a) undertake its own benchmarking exercises annually at a date to be agreed upon by the Parties;

     (b) undertake such further regular benchmarking exercises as may be required by BT from time to time, having first agreed with BT the related processes and comparable suppliers;

     (c) promptly provide written reports to BT on such exercises with an audit trail;

     (d) provide evidence to BT that the quality, price and delivery of Services is world class;

     (e) permit BT's authorised representatives access to the Supplier's premises and to its records to inspect and verify such exercises, evidence and reports and/or to allow BT to conduct its own benchmarking exercises, provided that such benchmarking exercises shall (i) occur at BT's cost and expense and only on reasonable prior written notice to Supplier, (ii) be subject to confidentiality provisions herein (iii) be limited to BT's records and related contracts and used solely to determine Supplier's compliance with this Agreement. For the avoidance of doubt, Supplier shall not be obligated to disclose any information of any kind related directly or indirectly to any other client of Supplier or any other information subject to a confidentiality agreements; and

     (f) fully co-operate with BT during any benchmarking exercise undertaken by BT.

The Supplier's obligations under this Condition shall be performed at the Supplier's cost and expense, except as stated in 24 (e).

25   VARIATIONS

25.1 BT shall have the right from time to time during Term by written notice to require the Supplier to alter, amend, add to or otherwise vary any part of the Services ("Variation") and the Supplier shall carry out such


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IN CONFIDENCE

     Variation as agreed in writing by Supplier which agreement shall not be unreasonably withheld. No Variation required by BT shall render the Contract null and void.

25.2 The price(s) payable by BT for Services subject to the Variation shall be increased or decreased by a fair and reasonable amount and any dependent contractual time-scales shall be adjusted by a fair and reasonable amount. The Supplier shall satisfy BT of the reasonableness of any change in prices and/or time-scales and undertakes:

     (a) to afford facilities to BT's nominated representative to visit the Supplier's premises for the purpose of examining the process involved in the execution of the Variation and estimating or ascertaining the cost of executing it; and,

     (b) to provide BT with such particulars of costings in connection with the Variation as may be required by BT and to permit them to be verified by a representative of BT through inspection of its books, accounts and other documents and records, provided that such inspection shall
          (i) occur at BT's cost and expense and only on reasonable prior written notice to Supplier, (ii) be subject to confidentiality provisions herein (iii) be limited to BT's records and related contracts and used solely to determine Supplier's compliance with this Agreement. For the avoidance of doubt, Supplier shall not be obligated to disclose any information of any kind related directly or indirectly to any other client of Supplier or any other information subject to a confidentiality agreements

25.3 No Variation shall be carried out unless requested in writing by BT's Commercial Contact or requested by Supplier but agreed to by BT's Commercial Contact in writing. Any Variation carried out other than in accordance with this Condition shall be the sole responsibility of the Supplier and shall not result in any increase in the price(s) payable by BT or in any variation in time-scales.

26   SUSPENSION OF WORK

26.1 BT may suspend Work at any time and will pay to the Supplier all reasonable resulting expenses incurred by the Supplier (other than those arising from the Suppliers own default) provided that;

     (a) no payment shall be made for any period of suspension, prevention or delay of less than 2 consecutive days; and

     (b) the Supplier has within 10 days after the event giving rise to the claim, given written notice to BT of its intention to make such a claim; and


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (c) the Supplier makes such claim giving full details of each item claimed and the reason for such cost within 30 days after the event giving rise to the claim.

26.2 The Supplier may suspend Work if BT fails, neglects or refuses to conform with the following provisions in the Contract:

     a)   Non-Solicitation in Condition 9.3

     b)   Payment Obligation in Condition 55

     c)   Confidentiality in Condition 23

     and BT will pay to the Supplier all reasonable resulting costs and expenses incurred by the Supplier (other than those arising from the Supplier's own default). Notwithstanding the above the Supplier shall promptly notify BT's Commercial Contact in the event the Supplier finds BT not in conformance with a, b, or c above. Both Parties shall invoke the escalation procedure in accordance with the heading "Escalation" to resolve the non-conformance within 10 days. Where the non-conformance is not resolved within 10 days through the escalation procedure, the Supplier may suspend Work in relation to the Work Package as provided above.

27   WORK SITE AND SECURITY

27.1 The Supplier shall be deemed to have examined the Site and BT shall not be liable for any claim from the Supplier in relation to its misinterpretation of any Site-related matter, or any other matter in respect of which the Supplier could reasonably have satisfied itself by a visit to the Site, reference to BT or otherwise.

27.2 The Supplier shall before the commencement of any relevant Work inform BT of the number of employees to be brought onto the Site.

27.3 The Supplier shall designate one or more competent representatives to supervise the carrying out of the Work on the Site (the "Supplier's Representative"), whose names shall be notified to BT in writing, and who shall be present on the Site continuously between 0800 and 1800 Monday to Friday excluding all relevant UK public holidays ("the Working Hours"). Any orders or instructions BT gives to the Supplier's Representative shall be deemed to have been given to the Supplier.

27.4 Where Work is to be carried out on a BT Site, BT shall wherever possible and reasonable provide such facilities during Working Hours or such reasonable working hours as may be applicable to each Site as are agreed between BT and the Supplier. The Supplier shall satisfy BT


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TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     that the power arrangements meet any safety provisions as may be applicable to the Site. Any statement of satisfaction by or on behalf of BT shall be without prejudice to the obligations and liabilities of the Supplier.

27.5 The Supplier shall give at least 7 days written notice to BT of the dates and times on which it proposes to deliver any Services or Supplier's Equipment to the Site and shall upon despatch of Services or Supplier's Equipment to Site notify BT of their details in writing.

27.6 No Services or Supplier's Equipment shall be removed from any Site without BT's written consent and, if given, the Supplier shall provide a receipt to BT or BT's site representative listing full details of the Services or Supplier's Equipment removed. The Supplier shall ensure that no BT Items, facilities or materials are used or removed from any Site without BT's written consent and shall immediately notify BT of any known or suspected breach of security and give BT full co-operation in any investigation.

27.7 The Supplier shall remove Supplier's Equipment and any defective Services leaving the Site clean and in good condition, either:

     (a)  immediately before submitting Services for Acceptance; or

     (b) at any time before Acceptance, subject to 20 days written notice from BT.

27.8 The Supplier shall hand to BT any existing BT Items or materials recovered as a result of the Work if they are not to be used to meet the requirements of the Contract or deliver them to such place as directed by BT.

27.9 If the Supplier fails to remove Supplier's Equipment from Site as specified above, then BT may remove it at the Supplier's risk and expense.

27.10 The Supplier shall ensure that Contract Personnel comply with all security, safety and works regulations and such other local instructions as may be notified by BT or BT's customer whilst on any Site.

27.11 BT may remove from and refuse entry and re-admission to a Site any person who is, in the reasonable opinion of BT, not complying with the requirements of this Condition or not a fit person to be allowed on Site.

27.12 BT may at its discretion, search any Contract Personnel or their vehicles or equipment upon any BT Site or upon entry to and departure from any Site. The Supplier shall use its best endeavours to ensure that Contract Personnel are aware of and comply with these requirements and that no Contract Personnel unwilling to so comply will be employed on any Site.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

27.13 The Supplier shall (and shall ensure Contract Personnel shall):

     (a) access only those parts of Sites strictly necessary for the purposes of the Contract; and

     (b)  comply with the BT Security Access Policy set out at:

          http://www.selling2bt.com/working/third_party_access/default.asp ; and

     (c) use any equipment or lines provided by BT only for the purposes of the Contract, and, in particular shall not use BT equipment or lines for personal use.

27.14 The Supplier shall undertake a risk assessment and use appropriate physical and electronic security measures to use all reasonable endeavours to safeguard any BT Items against loss or theft. BT shall have the right to examine such arrangements and associated security procedures and to inspect all BT Items being held by or on behalf of the Supplier, and the Supplier shall use such additional reasonable security measures as BT shall from time to time require.

27.15 The Supplier shall supply on request details (name, address, date of birth) of any Contract Personnel who might have access to a Site.

27.16 BT may examine any Information relating to the handling, processing, transportation and storage of information or property of or supplied by BT and held by the Supplier under the Contract, which Information shall be kept by the Supplier for at least one year after the termination or expiry of the Contract.

27.17 BT shall not be responsible for safeguarding any property or money of Contract Personnel.

28   RISK ASSESSMENT

28.1 The Supplier shall provide a Risk Register for each Work Package/ project, which will form part of any subsequent contractual commitment.

28.2 The register shall as a minimum identify the risk, likely impact, probability evaluation and mitigation actions that will be taken to reduce the risk.

28.3 The register shall also identify any specific Supplier responsibility exclusions, which will vary dependent on the type of service provided.


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IN CONFIDENCE

29   BT SECURITY POLICY REQUIREMENTS

29.1 The Supplier shall comply with the requirements of BT's security requirements, as defined in BT Security Policy in Schedule 4 herein.

29.2 The Supplier shall not have or be permitted access to interconnection with BT Systems and access to BT Information ("Access") other than for the Purposes (as defined in Schedule 4) in accordance with the Contract.

29.3 BT allows (so far as it can and is able to do so) the Supplier, while the Supplier is Authorised (as defined in Schedule 4) Access solely for the Purposes as defined in Schedule 4.

29.4 The Supplier shall take all reasonable steps to prevent unauthorised
     Access.

29.5 The Supplier shall provide BT with a generic risk management statement (in terms of risk management strategy and contingency plans) in connection with any services provided remotely from BT site, either in the UK or Offshore, to ensure continuity of service in the event of natural disaster, terrorist attack, war or similar.

29.6 In the event of conflict between this Condition and Schedule 4 in this Contract, the terms of Schedule 4 shall prevail.

29.7 This Condition shall survive the Contract.

30   PROTECTION OF PERSONAL DATA

30.1 Other than at BT's request, where required to provide the Services, or where required by law the Supplier shall not disclose or allow access to any personal data as defined in the Data Protection Act 1998 (the "Data Protection Act") relating to the Services ("BT Personal Data") whether provided or acquired by the Supplier during the course of the negotiations leading to or on the execution and during the Term of this Contract, other than to a person placed by the Supplier under a like obligation who is employed or engaged by the Supplier or within the control of the Supplier in the performance of the Contract.

30.2 The Supplier shall store or process BT Personal Data only at sites and in a manner specifically advised to BT in writing in advance and only in accordance with the Data Protection Act. BT shall have the right to reasonably object to such storage or processing at any time in which case the Supplier shall store or process data only at sites or in a manner expressly agreed with BT.

30.3 The Supplier shall not use BT Personal Data for any purpose other than the performance of the Services and shall return any BT Personal


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IN CONFIDENCE

     Data to BT immediately upon request at any time providing such return does not prevent the Supplier from fulfilling its obligations under this Contract. Upon expiry or termination of this Contract for whatever reason, the Supplier shall return to BT or at BT's option destroy (and certify that it has destroyed) all BT Personal Data.

30.4 The Parties acknowledge that, in respect of all BT Personal Data controlled by BT and processed by the Supplier for the purpose of the provision of Services under this Contract BT alone shall determine the purposes for which and the manner in which such BT Personal Data will be processed (as defined in the Data Protection Act) by the Supplier.

30.5 Where, in connection with this Contract, the Supplier processes BT Personal Data on behalf of BT as a data processor, the Supplier shall:

     (a) process BT Personal Data only on instructions of BT and to the extent necessary for the performance of this Contract ;

     (b) not disclose BT Personal Data to any person except as required or permitted by this Contract or with BT's written consent; and

     (c) implement appropriate technical and organisational measures to protect those personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, and against all other unlawful forms of processing.

     (d)  Subject to the indemnification processes and terms set forth in
          Section 33.11, 33.12 and 46.1 hereto, the Supplier shall at its own expense defend, indemnify and hold harmless BT against all third party actions, claims, demands and proceedings and all damages, costs and expenses incurred in connection therewith made or brought against BT by any person in respect of any loss or damages to that person relating to the misuse of the personal data of that person by the Supplier, its officers, contractors, sub-contractors, agents, servants, or employees or other person within its control.

30.6 The Supplier shall, with regard to personal data:

     (a) comply and ensure that all its employees, agents and sub-contractors comply with all relevant provisions of any BT codes of practice (mutatis mutandis) notified to the Supplier from time to time, the Computer Misuse Act 1990 and the Data Protection Act; and

     (b) keep and ensure all its employees, agents and Sub-Contractors keep all Information secure and confidential, act only on BT's instructions with respect to it, and comply with such further


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IN CONFIDENCE

          reasonable requirements from time to time of BT for the security of it; and

     (c) prior to any transfer of personal data, enter into or procure that the Sub-contractor delivering the Services will enter into contracts for the transfer of personal data, which in respect of the European Economic Area (the "EEA") shall be on the basis of the Model Contract Terms as issued by the European Commission pursuant to the Data Protection Directives or such other data protection model contract terms as may be agreed between the Parties from time to time and in respect of countries outside the EEA on terms consistent with the legal requirements of such countries.

30.7 Where, in connection with this Contract, the Supplier processes BT Personal Data on behalf of BT as a data processor, the Supplier shall without delay execute Model Clauses in Schedule 3 for each and every Work Package and/or Purchase Order.

30.8 Other than as provided in this Clause 30, the Supplier agrees not to export any personal data outside the EEA without BT's prior written consent.

31   TRANSFER OF UNDERTAKINGS

31.1 Within 7 days following a written request by BT at any time, the Supplier shall, at its own expense, provide in writing to BT or to such third parties as BT may direct, all Information concerning:

     (a) any actual, threatened or potential litigation by or in relation to its employees;

     (b)  its employees' terms and conditions of employment; and

     (c) such other Information as BT considers necessary to ensure compliance with the Transfer of Undertakings (Protection of Employment) Regulations or any similar or related legislation ("TUPE") following the termination or expiry of the Contract in relation to the provision of services the same as or similar to services comprised in the Services ("Similar Services").

31.2 The Supplier warrants that all Information supplied under Paragraph 1 of this Condition is complete and correct.

31.3 The Supplier indemnifies:

     (a)  BT (without prejudice to any other right of BT); and


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IN CONFIDENCE

     (b) at BT's request, any subsequent contractor to BT providing Similar Services against all liability arising as a result of the operation of TUPE or otherwise in relation to the acts or omissions of the Supplier with respect to its employees during the Term, subject to the indemnification processes and terms set forth in Section 33.11, 33.12 and 46.1.

31.4 The Supplier shall use its reasonable endeavours to ensure that the composition of its workforce is not altered so as to affect materially the application of TUPE or the extent of such application.

31.5 The provisions of this Condition shall survive the expiry or termination of the Contract, and their existence, or BT's exercise of any rights under them, shall not constitute or imply any admission by BT that TUPE is applicable or not.

32   TAX AND NATIONAL INSURANCE

The Supplier shall make all appropriate PAYE deductions for tax and National Insurance contributions from the remuneration it pays its personnel (none of whom shall be employees of BT) and the Supplier indemnifies BT in respect of any claims that may be made by the relevant authorities against BT in respect of tax demands or National Insurance or similar contributions relating to the Supplier's personnel or, where the Supplier is a partnership, relating to any partner in the Supplier.

33   INTELLECTUAL PROPERTY

33.1 In this Condition, "New Information" means all Information generated in the course of or arising from the performance of the Contract.

33.2 BT shall exclusively own the New Information and all Intellectual Property Rights in it. Whenever the Supplier becomes aware of any invention or design comprised in the New Information as may reasonably be thought patentable or registrable the Supplier shall provide sufficient information to BT's Commercial Contact (or such other person or address as BT may notify) to enable BT both to ascertain its technical and commercial significance, and, if required by BT, to apply for Intellectual Property Right protection.

33.3 The Supplier assigns to BT the copyright, design right and any other Intellectual Property Right in the New Information which shall vest in BT absolutely as and when such copyright, design right or other right comes into existence. All documentation or other items or media consisting of or containing New Information shall belong to BT. The Supplier shall mark each item of the New Information accordingly.


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IN CONFIDENCE

33.4 The Supplier shall, at the request and expense of BT, to do or ensure that is done, everything that BT may reasonably require to apply for and to obtain Intellectual Property Rights in any New Information and to vest in BT absolutely any such Intellectual Property Rights, or any application.

33.5 The Supplier shall use reasonable care to ensure that nothing is done to prejudice the grant or creation of any Intellectual Property Right in respect of any of the New Information or to prejudice the exercise of any such Intellectual Property Rights.

33.6 The Supplier warrants that it has the right and power to grant to BT the rights and licences granted under the Contract.

33.7 The Supplier grants a non-exclusive irrevocable licence to BT whether by itself or by third parties on its behalf, free of any payment, to copy, disclose, publish, sell and use (with the right to sublicense any such rights) the Services without restriction. If the exercise of these rights and/or BT's rights in the New Information requires licences to use the Supplier's Background Information or the Intellectual Property Rights of any third party, then the Supplier shall be deemed to hereby grant or shall procure such licences for BT at no cost to BT.

33.8 Where BT has instructed the Supplier to procure third party components including software for BT use in the performance of the Services, which is sub-licensed to BT, the Supplier shall grant BT in the sub-licence similar warranties and indemnities as provided in the third party contract between the Supplier and third party until such time BT ceases use of the third party component.

For the purposes of this sub-paragraph,

"THIRD PARTY SOFTWARE" will mean any Software that is owned by a person other than Supplier or BT and is used to provide the Services.

"THIRD PARTY SOFTWARE LICENCE" will mean a license agreement that authorises BT or Supplier to use Third Party Software.

The Parties will identify in each Work Package or Purchase Order such additional Third Party Software as may be required for Supplier to perform a particular Work. Supplier shall perform the following actions in order to ensure Supplier has the necessary right to use Third Party Software in order to perform Services for BT under this Agreement ("Third Party Consents") in the following order of precedence:

33.8.1 Solely for Services to be performed within the BT or on other premises, Supplier shall (i) work with BT to obtain the necessary Third Party


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IN CONFIDENCE

     Consents; and (ii) execute any additional agreements or assurances with such third party which may be necessary to secure such Third Party Consents. BT's failure to obtain any such Third Party Consents shall not be a breach of this Agreement; provided however, Supplier shall have no obligation to perform the Services dependent on such Third Party Software.

33.8.2 For Third Party Software as to which Supplier has an existing license for its own use, Supplier shall use all reasonable efforts to secure all necessary Third Party Consents including without limitation the right to use the Third Party Software for the benefit of BT.

33.8.3 For Third Party Software as to which Supplier does not have an existing licence for its own use, Supplier shall use commercially reasonable efforts to secure all necessary Third Party Consents including without limitation the right to use the Third Party Software for the benefit of BT. The parties may execute a Work Package or a Variation to effect the foregoing. Alternatively, Supplier and BT may agree that BT procure such Third Party License Agreement.

33.8.4 For Third Party Software as to which BT has an existing Third Party License for its own use and as to which Supplier does not already have a licence of its own permitting Supplier to use the Third Party Software to provide the Services or is unable to obtain under subsection (2) above, Supplier shall (i) work with BT to obtain the necessary Third Party Consents; and (ii) execute any additional agreements or assurances with such third party which may be necessary to secure such Third Party Consents. BT's failure to obtain any such Third Party Consents shall not be a breach of this Contract; provided however, Supplier shall have no obligation to perform the Services dependent on such Third Party Software.

33.9 Supplier may not enter into oral or written agreements with any individual or business entity for or in the name of BT or BT Nominee or Affiliated Companies of BT. Supplier shall not cancel, substitute, terminate, change or add to any such Third Party Software Licence without BT's prior written consent, which consent may be withheld in BT's sole discretion.

33.10 The Supplier indemnifies BT against all actions, claims, proceedings, damages, costs, and expenses arising from any actual or alleged infringement of Intellectual Property Rights (excluding Third Party Software used as part of any Work which was pre-approved by BT and for which Supplier has not entered into a Third Party Software License) or breach of confidentiality by BT's possession or use or sale, lease or hire of any of the Services anywhere in the world. Notwithstanding anything to the contrary, Supplier will indemnify and pay to BT with


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IN CONFIDENCE

     respect to such third party claims under this Section and under this Agreement regarding indemnification obligations of Supplier, all such damages, costs and expenses finally awarded against BT to such third party by a court of competent jurisdiction after all appeals have been exhausted or at the time of a final settlement of such claims or final award or out of court settlement, if applicable.

33.11 BT shall notify the Supplier in writing of any such allegation received by BT and shall not make any admissions unless the Supplier gives prior written consent.

33.12 At the Supplier's request and expense, BT shall permit the Supplier to conduct and control all negotiations and litigation. BT shall give all reasonable assistance and the Supplier shall pay BT's costs and expenses so incurred.

33.13 The Supplier may at its expense modify or replace the Services to avoid any alleged or actual infringement or breach. The modification or replacement must not affect the performance of the Services. If neither of these remedies are reasonably available to the Supplier, the Supplier may require BT to cease using the infringing Work and the Supplier will issue BT a pro-rated refund based on a Contract Term year depreciation schedule for the infringing Work (as appropriate). Where BT is required to return the Services to the Supplier and such return requires goods to cross an international border, the rejected Services shall be returned to the Supplier on a CIP basis and the Supplier shall reimburse to BT the reasonable costs of transportation, delivery, importation and any necessary international trade formalities with which BT must comply. The Supplier may at its option, collect rejected Services. Replacement Services shall be delivered on a FCA basis and the Supplier shall reimburse to BT the reasonable costs of transportation, delivery, importation and any necessary international trade formalities with which BT must comply.

33.14 This indemnity shall not apply to apply to infringements or breaches arising directly from:

     (a) compliance with the Design Information to the extent that such compliance directly or indirectly results in the infringement. This exception does not apply to infringements resulting from a BT requirement that the Services comply with a national or international standard; or

     (b) the combination of the Services with other items not supplied under the Contract.

     (c) any alteration or modification of any Services not provided or authorised by Supplier in writing, if the infringement would not have


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IN CONFIDENCE

          occurred but for the alteration or modification by a party other than Supplier

     (d) any claim covered by paragraph 33.15 below or any intellectual property of BT, to the extent that such intellectual property caused such infringement.

33.15 Without prejudice to sub-paragraph 12(a) of this Condition, BT warrants that compliance with the Design Information will not cause infringement or breach.

33.16 This Condition shall survive the Contract.

34.  ESCALATION

In the event that a material dispute relating to the Contract arises, the parties, shall escalate the dispute to the persons named or holding the positions (or their equivalents) at the Levels stated below and for the time periods stated below. If, despite each Level's good faith discussions and negotiations for the time period stated below, such Level is still unable to resolve the dispute within the period stated below for such Level to the mutual satisfaction of the parties, the parties shall escalate the dispute to the next Level for the periods stated below, and so on until the procedure is exhausted. If the dispute is not resolved within the periods stated below (and any applicable agreed cure period), then the parties may pursue all other remedies provided at law or under this Contract. During the time of escalation per the process set forth below, neither party shall resort to litigation unless the other party is unwilling or unable to engage in the escalation process.

          For BT                            For the Supplier          Time of Negotiation/Level
          ------                            ----------------          -------------------------
Level 1   Commercial Contact                Client Services Manager   5 business days

Level 2   Head of domain                    Vice President            5 business days
                                            Client Services

Level 3   VP Global Sourcing of Centre of   General Manager           5 business days
          Excellence

Level 4   Chief Procurement Officer         Chief Operating Officer   5 business days

Level 5   Group CFO                         Chief Executive Officer   10 business days


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IN CONFIDENCE

35   WARRANTY

35.1 The Supplier shall at its own cost promptly remedy (by, at BT's option and by mutual agreement, repair, replacement or modify) any non-conformance of the Services from the Specification during the Warranty Period solely due to the fault of the Supplier as notified by BT in writing during the 180 day period ("the Warranty Period") of their respective delivery to BT due to:

     (a)  poor or defective workmanship or materials;

     (b) faulty design which deviates from the Specification, (other than a design made or furnished or specified by BT and for which the Supplier has previously disclaimed responsibility in writing within a reasonable time of receipt); or

     (c) any negligent act or negligent omission by the Supplier or Contract Personnel.

     If BT notifies Supplier in writing of any such non-conformance during the Warranty Period, Supplier's sole and exclusive obligation, and BT's sole and exclusive remedy shall be for Supplier to promptly repair, replace or modify such non-conformance at no additional expense to BT to comply with the warranty stated above, without prejudice to BT's rights under the heading "Termination".

35.2 Subject to the warranty terms above, the Supplier shall use all reasonable care to:

     (a) ensure that any remedied part of Services is compatible with all Services; and

     (b) complete the remedy to comply with the warranty above within the time-scales specified in the Contract (or, if none are specified, within a reasonable time); and

     (c) ensure that defective Services are not remedied on BT premises without BT's consent, unless, for operational or technical reasons they can only be removed or replaced with difficulty; and

     (d) cause the minimum of disruption to BT and/or its customers in effecting any remedy. The time at which any remedy is to be effected shall be agreed with BT and BT may at its discretion direct the Supplier to work outside normal working hours at no cost to BT.

35.3 All repaired or replacement Services shall benefit from the provisions of this Condition and a new Warranty Period shall apply to them from their respective date of delivery to BT.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

35.4 The Supplier shall, upon receipt of Services returned under this Condition, immediately investigate those Services and take all necessary corrective action to prevent recurrence of the defects in Services. The Supplier shall report monthly in writing to BT's Commercial Contact the outcome of all such investigations. The report shall contain such additional information and be in such format as BT shall reasonably require from time to time including but not limited to:

     a) a summary of the Services rejected by BT under this Condition, along with the results of the investigation.

     b) the details of any corrective action taken to prevent a recurrence of defects.

     c) without prejudice to the rights of BT under this Condition, the reasons for any Services returned not being accepted under the terms of this guarantee and a breakdown of those Services by the code number quoted on any applicable fault label supplied.

35.5 Subject to Clause 33, the Supplier warrants that it has the right to supply the Software and grant licences for the Software as described in this Contract and will indemnify and hold harmless BT against any claim that it is not so entitled.

35.6 The Supplier warrants that the Software will after acceptance by BT and during the Warranty Period provide the facilities and functions set out in their Functional Specifications, and that the documentation provided by the Supplier for the Software will provide instruction to enable BT to make full and proper use of such facilities and functions.

35.7 In the event of a breach of warranty during the Warranty Period solely due to the fault of the Supplier, the Supplier shall correct or replace free of charge to BT, for the applicable Warranty Period commencing from Acceptance of the installation of the Software, any non-conformance of the Software for the Functional Specification in the Statement of Requirements or any part thereof. Where an error in Services in accordance with 35.1 or Software is discovered to be a consequence of

     (a) an amendment or customisation made to the Software or Service by or on behalf of BT without the Supplier's prior consent;

     (b) the combination, operation, or use of the Software with any other software or materials not approved by Supplier or use of the Software on incompatible hardware or software environment not recommended by Supplier;


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (c) operation or use of the Software otherwise than for the purposes or in accordance with this Contract and documentation provided by the Supplier,

     (d)  BT's hardware malfunction,

     (e)  third party software;

     then the Supplier may levy a reasonable charge for its time expended correcting the said error.

35.8 The Supplier shall use good quality materials, techniques and standards and execute this Contract with the care, skill and diligence required in accordance with the best computing practice and industry standards.

35.9 The Supplier hereby represents, warrants and covenants that the Software, when delivered to BT, does not and will not contain any computer code that would disable the Software or impair in any way its operation based on the elapsing of a period of time, exceeding an authorised number of copies, advancement to a particular date or other numeral, or other similar self-destruct mechanisms (sometimes referred to as "time bombs", "time locks", or "drop dead" devices) or that would permit the Supplier to access the Software to cause such disablement or impairment (sometimes referred to as a "trap door" device).

35.10 The Supplier agrees that in the event of a breach or alleged breach of
     Section 35.9 that BT shall not have an adequate remedy at law, including monetary damages, and that BT shall consequently be entitled to seek a temporary restraining order, injunction, or other form of equitable relief against the continuance of such breach, in addition to any and all remedies to which BT shall be entitled.

35.11 This Condition shall survive the Contract.

36   TITLE AND RISK

36.1 Without prejudice to BT's right to reject under the Contract, the title in Services shall pass to BT upon the earlier of Acceptance or payment (and for any part of a Service, including any payment thereon) and shall be free from any claims or encumbrance whatsoever, with the exception of Software for which a licence is granted in accordance with the Contract.

36.2 If any Services are rejected by BT or the Contract is terminated, title to any Services not accepted by BT and any materials or things which have not been incorporated in any part of accepted Services, shall re-vest in the Supplier on the expiration of 30 days from the date on which


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     such termination or rejection takes effect unless BT gives notice to the Supplier within such period that it intends to either issue any certificate of commercial service in respect of the rejected Services or otherwise retain title in them.

36.3 Any payment made by BT for Services, materials or things which re-vest in the Supplier is a sum due to BT from the Supplier.

36.4 The Supplier shall deliver to BT any Services the title in which BT has elected to retain provided that BT pays for the fees and expenses incurred up the time of delivery of the Services under this Condition and if it shall fail to do so BT may enter the Supplier's premises and remove such Services and recover the cost of so doing from the Supplier, subject to BT paying a fair and reasonable price for such Services.

36.5 The risk of loss of or damage to Services shall pass to BT upon Acceptance, which Acceptance shall be defined in each Project.

37   RIGHT TO REJECT

37.1 BT shall have the right to reject the whole or any part of the Services prior to Acceptance that it reasonably considers are not in accordance with the Specification in the Statement of Requirements.

37.2 The Supplier shall at its own risk and expense, then use all reasonable endeavours to replace or repair rejected Services with Services that comply with the Statement of Requirements within 14 days (or any other reasonable period specified by BT) of notice of rejection from BT.

37.3 Written acknowledgement of receipt of Services by BT at the delivery point shall not affect BT's rights subsequently to reject those Services. In the event a defect is identified in the Services delivered and prior to Acceptance, the Supplier shall at its own risk and expense, use all reasonable endeavours to replace or repair rejected Services with Services that comply with the Statement of Requirements within 14 days (or any other reasonable period agreed with the parties) of notice from BT of the deficiency.

38   EXPORT

The Supplier:

(a) warrants that it has obtained all necessary licences, authorities, consents and permits for the unrestricted export of Services to BT, and export or re-export to such countries as BT shall have notified to the Supplier at any time before delivery to BT; and


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

(b) indemnifies BT against all costs, claims, or demands resulting directly or indirectly from any breach of such warranty, subject to the provisions of
     Section 33.11, 33.12and 46.1.

39   DOCUMENTATION

In this Condition, "Documentation" means the installation, user and maintenance guides and/or other documentation supplied under the Contract relating to the use and/or operation of Services.

39.1 The Supplier grants to BT non-exclusive, royalty free, world-wide rights, by or on behalf of BT to copy and disclose, make adaptations of (and copy and disclose such adaptations) of the Documentation for its and, where not otherwise expressly restricted, third parties' use of Services.

40.  DELIVERY

40.1 The Supplier shall deliver Services in accordance with the Contract for time of delivery. If no such time is specified in the Contract, the Supplier shall deliver Services as agreed between the parties or, in the absence of agreement, at such time as BT may specify but not limited to in the Work Package or Purchase Order (as the case may be).

40.2 The Supplier shall deliver Services ordered by BT in accordance with the Requirements schedule to the Contract.

40.3 The Supplier shall not, without the prior written consent of BT, deliver any part order (by quantity or by item). If Services are not available for delivery at the due time, the Supplier shall (without prejudice to BT's rights under the Contract) immediately inform BT by telephone, facsimile or e-mail and confirm such communication in writing.

41   DEFAULT/LIQUIDATED DAMAGES

41.1 Subject to the provisions of the Condition headed "Force Majeure", and, if the Supplier does not deliver, install, or complete (as the case may be) any Services by the due date subject to any Variation and terms of any Work Package and/or Purchase Order, the Supplier shall be in breach of the Contract (but not necessarily material breach), and, where the relevant Work Package or this Contract provides for the payment of liquidated damages, shall pay to BT on request such an amount of liquidated damages as described in the relevant Work Package.

41.2 Payment of, or BT's right to liquidated damages under this Condition shall not affect any of BT's rights under the Condition headed "Termination".


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

41.3 Without prejudice to any other obligation of the Supplier, in respect of each activity specified in Schedules, 6 and, the Supplier shall perform the Work Package in accordance with the corresponding contract performance requirement.

42   TOOLING

42.1 For the purposes of this Condition, "Tooling" means any equipment and/or software developed, produced or used at any time in relation to the production of Services and owned or paid for or to be paid for or supplied by BT.

42.2 All Tooling shall be BT Items and shall remain the property of BT. Where Tooling is not already owned by BT, it shall become the property of BT from the date of the first payment by BT for it.

42.3 BT shall have the right, at any reasonable time on reasonable written notice to the Supplier, to inspect, or to take possession of, any or all Tooling.

42.4 The Supplier shall at all times maintain the Tooling in good condition and fit for its intended purpose and shall, within 7 days of receipt of written notice from BT, procure or modify any Tooling in accordance with BT's reasonable instructions.

42.5 The Supplier shall, within 7 days of the expiry or termination (for whatever reason) of the Contract or within 7 days of receipt of a written request from BT, physically transfer the Tooling to BT or such third party as BT may notify to the Supplier in writing.

42.6 The Supplier shall regularly update and provide to BT a Tooling inventory, (including without limitation, details of description, quantity, location, rate of production, and the expected life of the Tooling) taking into account modifications to it from time to time.

42.7 The Supplier shall be solely responsible for the actions stated in paragraphs 4 to 6 of this Condition, including in situations where the Tooling is in the possession of a Subcontractor or other agent or nominee of the Supplier.

42.8 This Condition shall survive the Contract.

43   TERMINATION

43.1 If either party to the Contract commits a material breach or persistent material breaches of the Contract or Supplier or its group companies commits any material breach of any other agreement with any BT Group Company from time to time, the non-breaching party shall serve written notice on the breaching party (i) requiring such breach to be


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     remedied within thirty (30) business days, and (ii) the commencing the escalation process procedure in clause 34 (such cure period and escalation period to run concurrently). If the breaching party fails to remedy the material breach within thirty (30) business days of written notice from the non-breaching party, then the other party shall have the right to:

     (a) terminate the Contract; and

     (b) make a claim against the breaching party for all direct damages resulting from such breach, subject to, and in accordance with the terms herein.

43.2 BT shall have the right at any time to terminate the Contract immediately and to make a claim against Supplier for, all direct damages resulting if the Supplier shall become insolvent or cease to trade or compound with its creditors; or a bankruptcy petition or order is presented or made against the Supplier; or where the Supplier is a partnership, against any one partner, or if a trustee in sequestration is appointed in respect of the assets of the Supplier or (where applicable) any one partner; or a receiver or an administrative receiver is appointed in respect of any of the Supplier's assets; or a petition for an administration order is presented or such an order is made in relation to the Supplier; or a resolution or petition or order to wind up the Supplier is passed or presented or made or a liquidator is appointed in respect of the Supplier (otherwise than for reconstruction or amalgamation).

43.3 [***]

     "Change of Control" means any of the following transactions which result in a third party acquiring Control (as defined below) of the Supplier or its direct or indirect holding company (or its or their business or assets):
     (A) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Supplier (or its direct or indirect holding company); (B) the acquisition by any person or group (including by way of a tender or exchange offer or issuance by the Supplier ) (or its direct or indirect holding company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares in the Supplier (or its direct or indirect holding company) or (C) a sale or other disposition by the Supplier (or its direct or indirect holding company) of assets or earning power aggregating a majority of the assets or earning power of the Supplier (or its direct or indirect holding company), excluding all sales of equity pursuant to an initial public or subsequent public offering by Supplier (or its direct or indirect holding company) or (D) or any agreement to do any of the foregoing.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     "Control" shall mean the legal or beneficial ownership of more than 50% of the voting or equity interests or assets of the Supplier (or its direct or indirect holding company); or the power or right to direct or cause the direction of the management and/or affairs of the Supplier (or its direct or indirect holding company) or its or their business (including acting as the general partner of a limited partnership).

43.4 Except as otherwise expressly provided in individual Work Packages and Purchase Orders, [***], BT may terminate Work carried out under an individual Purchase Order and/or Work Package. Termination of Work carried out under individual Purchase Orders and/or Work Package shall not affect the status of Work carried out or to be carried out under other Purchase Orders and/or Work Package issued under the Contract. For the avoidance of doubt, any termination by BT under this Clause shall not affect BT's obligations under Clause 55 and Schedule 6.

43.5 Where BT terminates the Contract under paragraph 43.4 and does not have any other right to terminate the Contract, in addition to Supplier's rights and BT's obligations under Clause 55 and Schedule 6, the following shall apply:

     (a) BT shall subject to subparagraph (b) below, pay the Supplier such for Services performed to the date of termination and pay such amounts as may be necessary to cover its reasonable costs and outstanding and unavoidable commitments (and reasonable profit thereon) necessarily and solely incurred in properly performing the Contract in relation to Applicable Services (as defined below) prior to termination.

     (b) BT shall not pay for any such costs or commitments that the Supplier is able to mitigate and shall only pay costs and commitments that BT has validated to its satisfaction. BT shall not be liable to pay for any Applicable Services that, at the date of termination, BT is entitled to reject (including any Services for which BT may have put into service) or has already rejected. BT's total liability under sub-paragraph (a) above shall not in any circumstances exceed the price that would have been payable by BT for Applicable Services if the Contract had not been terminated.

     (c) In this paragraph 4, "Applicable Services" means Services in respect of which the Contract has been terminated under this paragraph, which were ordered by BT under the Contract before the date of termination, and for which payment has not at that date become due from BT.

     (d)  Except as expressly set forth in Clauses 43.4 and 43.5, sub-paragraphs
          (a) and (b) above encompass the total liability of BT for


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

          termination pursuant to this paragraph 4, and BT shall be liable for no other costs, claims, damages, or expenses resulting from such termination.

43.6 Notwithstanding anything contained above, in the event of termination of this Contract for any reason whatsoever, BT shall be liable to pay the Supplier all undisputed invoices for the Services rendered up to the date of such termination.

43.7 Each right of BT under this Condition is without prejudice to any other right of BT under this Condition or otherwise.

44   TRANSITION

Where the Supplier undertakes Work which requires transition:

44.1 The Supplier shall complete transition of the Work (as detailed in the relevant Statement of Requirements) within three (3) months ("the Transition Period") of commencement of the Work.

44.2 The start date for the transition work shall be identified as Effective Date which date shall be mutually agreed in Statement of Requirements...

44.3 The Supplier shall initiate transition for critical work areas identified by BT, ahead of the transition start date, by making a transition team available by a date to be mutually agreed by both Parties and confirmed in Statement of Requirements.

44.4 Project Plan

     If it is not feasible to migrate all the Work identified in the relevant Statement of Requirements simultaneously the Supplier should propose a project plan to indicate when the Work is to be migrated. The plan should be structured to maximise the cost and efficiency benefits that can be achieved.

44.5 Transition Plan:

44.5.1 A transition plan shall be agreed between BT and the Supplier, which shall include such details as Activities, Elapsed Timescales, Milestones, Dependencies and Acceptance criteria for successful completion of the transition work.

44.5.2 BT and the Supplier shall hold regular joint management reviews of the transition process. The transition plan shall be used to monitor the progress of the transition Work.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

44.6 REMEDIES:

44.6.1 In the event of the transition work not being completed within the Transition Period solely to a default by the Supplier, BT shall have the following options:

     (a) Either, agree an extension of the transition period by up to a maximum of 2 months, for which the Supplier shall provide additional resource required to complete transition at no extra costs to BT.

     (b) Upon 30 business days written notice and failure to cure by Supplier, BT may terminate the Contract.

     The remedies listed above may apply, subject always to a maximum total amount of the costs incurred by BT as a result of this default. BT wishes to retain the right to terminate however the total remedy amount described above will be the Supplier's sole financial liability and BT's sole financial remedy for failure to achieve completion of transition within the Transition Period.

44.6.2 In the event of the transition work not being completed within the Transition Period as a result of a delay caused by a BT dependency, BT shall ensure that any reasonable extra costs incurred by the Supplier are reimbursed to a maximum total amount of the extra costs incurred by the Supplier.

44.7 Timescales

     The agreement shall be in two parts:

     (a)  Transition, and

     (b)  Ongoing Work

     Commencement of Ongoing Work shall be dependent on the Supplier demonstrating that they meet the transition Acceptance criteria as set forth in the Work Package.

44.8 Transition Escalation

     In the event of a breakdown or failure in transition that does or could reasonably be expected to result in a remedy claim for failure on the part of either BT, the Supplier or both the escalation process will be as follows:

     BT: BT Transition Manager

     The Supplier: Program Manager


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     It will be the responsibility of these managers to consider the instance of failure, agree an appropriate course of action to correct the failure, assess any financial impact on the disadvantaged party and agree a suitable remedy. In the event that this cannot be agreed, it will be referred to respective Executive Sponsors for final resolution.

45   EXIT STRATEGY COOPERATION

45.1 If the Contract is terminated by BT, or not renewed with the Supplier beyond the Initial Term, and if required by BT, the Supplier shall co-operate fully with BT and with any third party nominated by BT, at no additional cost to BT, except for undisputed invoices, in facilitating the provision of replacement work ("Replacement Work"). Such co-operation shall include, without limitation:

     (a) the supply by the Supplier of such Supplier's Background Information as is reasonably necessary to enable Replacement Work to be provided in a similar manner to that in which Services had or should have been provided by the Supplier; and

     (b) the granting by the Supplier to BT or, at BT's option, a third party, of a licence to use such Supplier's Background Information solely in relation to the provision of Replacement Work for a period expiring five years after the date of termination (or part termination) of the Contract; and

     (c) the undertaking by the Supplier of reasonable endeavours to procure for BT or BT's nominated contractor the grant or transfer of all licences and permissions under third party Intellectual Property Rights which may from time to time be reasonably necessary for the provision of Replacement Work to the extent that such third party Intellectual Property Rights have been used in the provision of Services by the Supplier.

     For the avoidance of doubt, the Replacement Work shall include for Work under a Work Package and/or Purchase Order, which had ceased or lapsed over a period of time.

     For the purpose of this clause (Transition Co-operation) "Supplier's Background Information" shall mean all Information owned or controlled by the Supplier or companies in the same group (as defined by s.53 Companies Act 1989) as the Supplier.

45.2 To ensure a smooth transition at the end of the Contract, BT requires the Supplier to maintain Documentation relating to the processes and procedures used in the execution of the Contract for the Work for the lifetime of the Contract.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

45.3 Further to the above, the Supplier shall use all reasonable endeavours to maintain the Key Personnel throughout the Replacement Work period and in the event the Supplier fails, refuses and/or neglects to maintain the same, the Supplier shall reimburse BT any cost incurred by BT for any delay on the part of Supplier in completing the Replacement Work.

45.4 For the avoidance of doubt, such Documentation shall be subject to the Condition titled Intellectual Property of the Conditions of Contract schedule.

45.5 The Supplier agrees to vacate BT's premises within a reasonable period and deliver to BT those BT assets in the Supplier's custody.

45.6 The provisions of sub-clause 45.1 above shall survive the termination of the Contract.

46   INDEMNITY

46.1 Without prejudice to any other rights or remedies available to BT, the Supplier shall indemnify BT against all third party claims and proceedings, damages, costs and expenses arising or incurred proximately caused by the:

     (a) death or personal injury of any Contract Personnel in relation to the performance of the Contract, except to the extent caused by BT's negligence; or

     (b) death or personal injury of any other person to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier or Contract Personnel in relation to the performance of the Contract; except to the extent caused by BT's negligence ; or

     (c) loss of or damage to any BT property to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier or Contract Personnel in relation to the performance of the Contract; or

     (d) any complaint made pursuant to the Employment Rights Act 1996 (as amended, replaced, consolidated or re-enacted from time to time) by any Contract Personnel whether in the Employment Tribunal or civil courts or otherwise, or, without limitation, as a result of any claim or demand by any Contract Personnel in respect of any other claim whatsoever within the jurisdiction of an Employment Tribunal or wrongful dismissal, breach of contract or any other claim arising at common law, sex, race or disability discrimination or equal pay (in all cases, whether arising under UK or European law); or


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IN CONFIDENCE

     (e) under Part 1 of the Consumer Protection Act 1987 (or any equivalent product liability legislation) in relation to Services;

provided that Supplier shall pay all such damages, costs and expenses arising from such claim as finally awarded against BT to such third party by a court of competent jurisdiction after all appeals have been exhausted or at the time of a final settlement of such claims or final award or out of court settlement, if applicable, subject to the terms set forth in Paragraph 33.11 and 33.12.

46.2 This Condition shall survive the Contract.

47   LIMITATION OF LIABILITY

47.1 Subject to Paragraph 3 of this Condition, neither party shall be liable to the other under the Contract for any indirect or consequential loss or damage.

47.2 Subject to Paragraph 3 of this Condition the total liability of either party to the other under the Contract shall not exceed the greater of either:

(a)  [***]

(b) [***] of the total of all sums paid or due to the Supplier for Services performed in the previous 12 months from the date of the claim.

47.3 Paragraphs 1 and 2 of this Condition shall not apply to loss or damage arising out of or in connection with:

(a) death or personal injury or loss or damage for which liability cannot be limited or excluded by law; or

(b) the wilful failure or gross negligence of either party in performing its contractual obligations; or

(c)  paragraph 46.1(d) of the Condition headed "Indemnity"; or

(d) the Conditions headed "Liquidated Damages", "Intellectual Property", or "Confidentiality".

47.4 This Condition shall survive the Contract.

48   INSURANCE

48.1 The Supplier shall at its own expense maintain for the Term such insurance as is legally required and appropriate in respect of its obligations, including, without limitation, third party liability insurance with an indemnity limit of not less than [***] for each and every claim and in the annual aggregate to the extent that if any claim (a settled


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     claim in excess of [***] made by a third party against the Supplier materially erodes the third party liability insurance, the Supplier shall promptly notify BT of such claim and, if the Services include specialist or professional services, professional indemnity insurance with an indemnity limit of not less than [***] for each and every claim and in the annual aggregate.

48.2 If the Supplier cannot evidence such insurance to BT on request, BT may arrange such insurance and recover the cost from the Supplier.

48.3 The Supplier shall notify BT's Commercial Contact as soon as it is aware of any event which may give rise to an obligation to indemnify BT under the Contract, or to a claim under any insurance required by the Contract.

48.4 This Condition shall not limit the Supplier's liability under the Contract.

49   PUBLICITY

49.1 The parties agree that their respective marketing and public relations representatives will work together in good faith to create jointly approved releases. Subject to obtaining BT's written consent (not to be unreasonably withheld or delayed)Supplier may name BT in a press release as a client and as a client in marketing materials, display BT's logo or logos on Supplier's website, and use a client brief describing the Services provided to BT by Supplier.

50   SOFTWARE

The Supplier warrants that:

     (a)  all Software is free from all forms of:

          (i) "electronic possession", "logic bombs" "viruses" and "worms" that could have been detected by using the latest (at the date of despatch) commercially available virus detection software; and

          (ii) "spyware" and "adware"

     (which expressions shall have meanings as they are generally understood within the computing industry);

     (b) after Acceptance by BT, subject to the terms of Section 35, the Software will perform in all respects in accordance with the Functional Specification for the Warranty Period; and

     (c) it has and shall employ only good quality materials, techniques and standards in performing the Contract and at all times apply the


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IN CONFIDENCE

          standards of care, skill and diligence required of good computing practice.

51   SOFTWARE LICENCE

51.1 The Supplier grants to BT a non-exclusive, non-transferable, perpetual, irrevocable licence to BT for BT by itself, or by third parties on its behalf to use, copy, install, maintain, modify, enhance and adapt the Software in accordance with the licence type specified in the Requirements section of the Contract, effective from the date such Software is respectively delivered to BT.

51.2 Notwithstanding any other provision of the Contract, the Supplier grants to BT non-exclusive, royalty free, world-wide rights to any Software supplied under the Contract to the effect that BT has:

     (a) all the rights of a lawful user (as defined in the Copyright (Computer Programs) Regulations 1992) of the Software; and

     (b) the rights to copy, disclose and use for any purpose any Information which:

          (i) has been derived by BT from observing, studying or testing the functioning of the Software;

          (ii) relates to the ideas and principles which underline any element of the Software; and

          (iii) is not subject to the Suppliers (or its licensor's) copyrights in the United Kingdom; and

     (c)  the rights to:

          (i) use Information obtained from de-compiling the Software to write independent, interoperable programs and to supply such Information to third parties for that purpose; and

          (ii) copy and adapt the Software for the purposes of error correction, repair and maintenance and, where necessary, for the lawful use of the Software, and the right to engage a third party for those purposes.

For the avoidance of doubt, nothing in the Contract shall prevent BT from selling or deploying products, systems and services that are developed by BT using the Software.


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52   ESCROW

The Supplier shall at BT's request and the Supplier's expense, enter to an IPR deposit arrangement in respect of all Software with BT and an agent acceptable to BT. The Supplier shall ensure all relevant Information and documentation is deposited (including, without limitation, all source code and listings) as would be enable a competent computer programmer readily to understand and maintain the Software. Without affecting any other rights it may have, BT shall have the right, free of all charges, to use such source code, Information and documentation, when released, in order to use or maintain (including to upgrade) the Software, to modify or have modified the Software, and to license such modified Software to or have it maintained by third parties.

53   NOTICES

Written notices under the Contract may be delivered by hand, post, facsimile transmission or e-mail to BT's Commercial Contact or the Supplier's Commercial Contact (as the case may be) and shall be deemed to be given upon receipt (except notices sent by facsimile transmission, which shall be deemed to be given upon transmission).

54   PRICING

The price(s) payable by BT for Supplies, unless otherwise expressly stated in the Contract, shall be inclusive, where relevant, of all packing, delivery to Site, any licence fees, installation, testing and commissioning and all other charges associated with Supplies, but shall exclude VAT.

55   PAYMENT OBLIGATIONS; MINIMUM COMMITMENTS; INVOICING

55.1 Certain obligations of the parties relating to minimum commitments and discount structures are set forth in Schedule 6.

55.2 BT will pay due invoices submitted in accordance with this Condition within 60 days of the later of either the date of the invoice or the date upon which the invoice (including electronic copy of invoices) is received by BT. All payments shall be made in pounds sterling.

55.3 When payment becomes due, the Supplier shall forward invoices to, unless otherwise specified by BT in the Purchase Order:

BT Accounts Payable Team

     PO Box 371
     Parkway Business Centre
     Manchester
     M14 0WE


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IN CONFIDENCE

55.4 Each invoice shall specify: its date; the Contract number; the order reference; line reference; the relevant BT item code(s) if appropriate; the correct price; the full description of the Supplies to which the invoice relates (as defined in the Contract); the portion of the Supplies for which payment is due and, if appropriate, the cumulative amount invoiced to date. The agreed payment currency and the Incoterm must be specified in relation to any non-UK transaction. Any discounts should be separately shown with a clear indication of what the discount is for.

56   GENERAL

56.1 The invalidity or unenforceability for any reason of any provision of the Contract shall not prejudice or affect the validity or enforceability of its other provisions.

56.2 The headings to the Contract provisions are for reference only and shall not affect their interpretation.

56.3 No delay, neglect or forbearance by either party in enforcing any provision of the Contract shall be deemed to be a waiver or in any way prejudice any rights of that party.

56.4 No waiver by either party shall be effective unless made in writing or constitute a waiver of rights in relation to any later breach of the Contract.

56.5 In relation to its subject-matter, the Contract is the entire agreement between the parties and governs their relationship to the exclusion (to the extent permitted by law) of any other terms and conditions, including, without limitation, those upon which any quotation or tender response has been given to BT.

56.6 The Contract is governed by English law and subject to the exclusive jurisdiction of the English courts.

56.7 The Supplier shall not be, nor in any way represent itself as, an agent of BT and shall have no authority to enter into any obligation on behalf of BT or to bind BT in any way.

56.8 Any estimated contract value stated on the front sheet of the Contract is for BT administrative purposes only and shall not constitute or imply any commitment by BT.

56.9 Except as expressly set out in the Contract no assignment of or licence under any Intellectual Property Right or trade mark or service mark (whether registered or not) is granted by the Contract.


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IN CONFIDENCE

56.10 A person who is not a party to the Contract may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

56.11 This Condition shall survive the Contract.

57.  NON -ASSIGNMENT

Supplier shall not assign or transfer any, right, obligation or interest hereunder without the prior written consent of BT, which consent shall not be unreasonably withheld or delayed; provided also that the successor/assignee of any such assignment agrees to be bound by all the terms of this Contract.

58.  OPERATIONAL GOVERNANCE

The parties agree, within one month of contract date, to use commercially reasonable efforts to establish a program management plan ("PMO") for the Contract.


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IN CONFIDENCE

                  SCHEDULE 3 MODEL CLAUSES FOR DATA PROTECTION

THIS SCHEDULE MUST BE COMPLETED AND SIGNED BY THE PARTIES.

STANDARD CONTRACTUAL CLAUSES (PROCESSORS)

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection

Name of the data exporting organisation: British Telecommunications plc, 81 Newgate Street, London, EC1A 7AJ

tel.: _____________________ fax: _____________________;

e-mail: ______________________________________________

A company registered in England & Wales Number: ________________________________

(the data EXPORTER)

and

Name of the data importing organisations: ______________________________________

[the Supplier]

Tel: ________________ e-mail: ___________________________ fax: _________________

A company registered in England & Wales Number: ________________________________

[the Sub-Contractor if any]

Address tel.: _____________________ fax: _____________________;

e-mail: ________________________________

A company registered in [India] Number: ________________________________________

(jointly and severally, the data IMPORTER)

HAVE AGREED on the following contractual Clauses (the Clauses) in order to


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IN CONFIDENCE

adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the data exporter to the data importer of the personal data specified in Appendix A.

1.   DEFINITIONS

     For the purposes of the Clauses:

     (a) 'personal data', 'special categories of data', 'process/processing', 'controller', 'processor', 'data subject' and 'supervisory authority' shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the Directive).

     (b) 'the data exporter' shall mean the controller who transfers the personal data;

     (c) 'the data importer' shall mean the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of these Clauses and who is not subject to a third country's system ensuring to adequate protection;

     (d) 'the applicable data protection law" shall mean the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in which the data exporter is established:

     (e) 'technical and organisational security measures' shall mean those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

2.   DETAILS OF THE TRANSFER


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IN CONFIDENCE

The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix I which forms an integral part of the Clauses.

3.   THIRD-PARTY BENEFICIARY CLAUSE

(a) The data subject can enforce against the data exporter this Clause, Clause 4(b) to (h), Clause 5(a) to (e), and (g), Clause 6(l) and (2), Clause 7, Clause 8(2), and Clauses 9, 10 and 11, as third-party beneficiaries.

(b) The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6(1) and (2), Clause 7, Clause 8(2), and Clauses 9, 10 and 11, in cases where the data exporter has factually disappeared or has ceased to exist in law.

(c) The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

4.   OBLIGATIONS OF THE DATA EXPORTER

     The data exporter agrees and warrants:

     (a) that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where the data exporter is established) and does not violate the relevant provisions of that State;

     (b) that he has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the data exporter's behalf and in accordance with the applicable data protection law and these clauses;

     (c) that the data importer shall provide sufficient guarantees in respect of the technical and organisational security measures specified in Appendix B to this contract;


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     (d)  that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to he protected having regard to the state of the art and the cost of their implementation;

     (e)  that he will ensure compliance with the security measures:

     (f) that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that his data could be transmitted to a third country not providing adequate protection;

     (g) that he agrees to forward the notification received from the data importer pursuant to Clause 5(b) to the data protection supervisory authority if he decides to continue the transfer or to lift his suspension;

     (h) to make available to the data subjects upon request a copy of the Clauses set out in this Annex, with the exception of Appendix B which shall be replaced by a summary description of the security measures.

5.   OBLIGATIONS OF THE DATA IMPORTER

     The data importer agrees and warrants:

     (a) to process the personal data only on behalf of the data exporter and in compliance with his instructions and the clauses; if he cannot provide such compliance for whatever reasons, he agrees to inform promptly the data exporter of his inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

     (b) that they have no reason to believe that the legislation applicable to him prevents them from fulfilling the instructions


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IN CONFIDENCE

          received from the data exporter and his obligations under the Contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, they will promptly notify the change to the data exporter as soon as they are aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

     (c) that they have implemented the technical and organisational security measures specified in Appendix B before processing the personal data transferred;

     (d)  that they shall promptly notify the data exporter about:

          (i) any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

          (ii) any accidental or unauthorised access; and

          (iii) any request received directly from the data subjects without responding to that request, unless he has been otherwise authorised to do so;

     (e) to deal promptly and properly with all inquiries from the data exporter relating to his processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

     (f) at the request of the data exporter to submit his data processing facilities for audit of the processing activities covered by the clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

     (g) to make available to the data subject upon request a copy of the Clauses set out in this Annex, with the exception of Appendix B


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IN CONFIDENCE

          which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy from the data exporter.

6.   LIABILITY

1. The parties agree that a data subject, who has suffered damage as a result of any violation of the provisions referred to in Clause 3 is entitled to receive compensation from the data exporter for the damage suffered.

2. If a data subject is not able to bring the action referred to in paragraph I arising out of a breach by the data importer of any of his obligations referred to in Clause 3 against the data exporter because the data exporter has disappeared factually or has ceased to exist in law or became insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if he were the data exporter.

3. The parties agree that if one party is held liable for a violation of the clauses committed by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred.

     Indemnification is contingent upon:

     (a)  the data exporter promptly notifying the data importer of a claim; and

     (b) the data importer being given the possibility to cooperate with the data exporter in the defense and settlement of the claim.

7.   MEDIATION AND JURISDICTION

1. The data importer agrees that if the data subject invokes against him third-party beneficiary rights and/or claims compensation for damages under the clauses, the data importer will accept the decision of the data subject:

     (a) to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;


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     (b)  to refer the dispute to the courts in the Member State in which the data exporter is established.

2. The data importer agrees that, by agreement with the data subject, the resolution of a specific dispute can he referred to an arbitration body if the data importer is established in a country which has ratified the New York Convention on enforcement of arbitration awards.

3. The parties agree that the choice made by the data subject will not prejudice his substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

8.   COOPERATION WITH SUPERVISORY AUTHORITIES

1. The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

2. The parties agree that the supervisory authority has the right to conduct an audit of the data importer which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

9.   GOVERNING LAW

The Clauses shall be governed by the law of the Member State in which the data exporter is established, namely England and Wales.

10.  VARIATION OF THE CONTRACT

The parties undertake not to vary or modify the terms of the Clauses.

11.  OBLIGATION AFTER THE TERMINATION OF PERSONAL DATA PROCESSING SERVICES

1. The parties agree that on the termination of the provision of data processing services, the data importer shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that he has done so, unless legislation imposed upon the data importer prevents him from returning or destroying all or part


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IN CONFIDENCE

     of the personal data transferred. In that case, the data importer warrants that he will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

2. The data importer warrants that upon request of the data exporter and/or of the supervisory authority, he will submit his data processing facilities for an audit of the measures referred to in paragraph 1.

ON BEHALF OF THE DATA EXPORTER:

Name (written out in full):

-------------------------------------

Position:

-------------------------------------

-------------------------------------

Address:

-------------------------------------


Signature
          ---------------------------


ON BEHALF OF THE DATA IMPORTER:

Name [the Supplier]:

-------------------------------------

-------------------------------------

Position:

-------------------------------------

-------------------------------------

Address:

-------------------------------------

-------------------------------------


Signature
          ---------------------------

Name [the Sub-Contractor if any] :

-------------------------------------

-------------------------------------

Position:

-------------------------------------


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IN CONFIDENCE

-------------------------------------

Address:

-------------------------------------

-------------------------------------


Signature
          ---------------------------


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     SCHEDULE 3 APPENDIX A

THIS APPENDIX MUST BE COMPLETED AND SIGNED BY THE PARTIES

     DATA EXPORTER

     The data exporter is British Telecommunications plc who has

     DATA IMPORTER

     The data importer is

     DATA SUBJECTS

     The personal data transferred concern the following categories of data subjects:

     CATEGORIES OF DATA

     The personal data transferred concern the following categories of data:

     (ARROW)

     SPECIAL CATEGORIES OF DATA (IF APPROPRIATE)

     No data classified as Sensitive Personal Data will be processed outside the EEA.

     PROCESSING OPERATIONS

     The personal data transferred will be subject to the following basic processing activities:

DATA EXPORTER                           DATA IMPORTER


Name:                                   Name
      -------------------------------        -----------------------------------
      Authorised signature                   Authorised signature


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SCHEDULE 3 APPENDIX B

THIS APPENDIX MUST BE COMPLETED AND SIGNED BY THE PARTIES

Description of the technical and organisational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (Schedule 3):
_________________________

Generic measures for each service line in Appendix A [1 though 6]

Operational Organizational Measures

Technical and Security Measures


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SCHEDULE 4 THE BT SECURITY POLICY FOR SUPPLIER

This Schedule consists of this Cover Page of BT Security Requirements and BT Security Policy appended hereto.

The Supplier shall ensure that the provision of the Services and/or the performance of the Services under this Contract shall not cause the BT Group of Companies to breach its BT Security Policy and ISO17799 as set out in the Schedule.

Good security practices are essential to protect both company and customer related information. This is why, the BT Group of Companies, are committed to securing compliance with relevant legislation, protecting confidentiality and maintaining customer confidence by adopting British Standard 7799 and ISO 17799, which is as follows:

BT SECURITY REQUIREMENT

While information is the cornerstone of our ability to provide superior service, our most important asset is our customers' trust. Keeping information secure, and using it only as it is intended to be used, is a top priority for all of us at BT. In order to establish and maintain the levels of information security during the Term of this Contract on the part of the Supplier, Supplier and it's Contract Personnel must comply with the BT Security Policy. To the extent that the terms of this Schedule conflict with terms of this Contract between Supplier and BT, the terms of this Schedule shall prevail.

1    DEFINITIONS

The following expressions are used in this Schedule:

"Access" means interconnection with BT Systems and access to BT Information.

"Authorised" means having undergone and being fully compliant with NAIF.

"BT Information" means all information (including BT customer information) used or accessible to the Supplier in association with providing the Service.

"BT Security Contact" means BT Security Operations Centre (0800321 999) or such other person whose details shall be notified by BT to the Supplier from time to time.

"BT Security Policy" means the annexe in Schedule 1.

"BT Systems" means [insert brief description of relevant BT systems] and/or such other systems as may be agreed in writing from time to time by the BT and the Supplier.


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"BT Human Resources Policy" means guidelines at www. [TBC] issued by BT in regards to appointment of Contract Personnel who will work for BT under this Contract.

"Disaster Recovery Plan" means the Supplier's plans to maintain Service in the event of natural or man made incident that affects their ability to provide Service from the primary location and/or site.

"ISO17799" means the International Security Standard.

"NAIF" - Network Authorisation and Interconnect Facility is a procedure to register all UK and Global network interconnects between BT and external companies. An interconnect request is initiated by a BT Project Manager by completing a BT web based form.

"Process" means operational procedures.

"Purposes" means the proper performance by the Supplier of its obligations under and in accordance with the Contract.

"Standards" means all the relevant standards associated with information management security.

For the avoidance of doubt without prejudice to the definition of "BT" in the condition headed "definitions", in this schedule "BT" shall include British Telecommunications PLC.

"Target" means systems, applications, switches, routers, and any other related equipment.

2    BT SECURITY REQUIREMENTS AND SUPPLIER'S OBLIGATIONS

The Supplier warrants that it shall take all reasonable steps to comply with BT Security Policy as well as the detailed policies as follows which shall form the basis of Supplier's information management and security policy and the Supplier shall demonstrate to BT that it has either achieved compliance with ISO17799 or is working towards such achievement.

2.1 The Supplier shall comply with BT policy on information classification, handling and disposal.

2.2  The Supplier shall comply with BT's physical and logical access controls.

2.3 The Supplier shall not use BT Information for any purpose other than for the Purposes and performance of the Services.


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IN CONFIDENCE

2.4 The Supplier shall take reasonable steps (subject to the provision of the Contract) to preserve the integrity of BT Information and to prevent any corruption or loss of BT Information.

2.5 The Supplier shall permit BT or its authorised representatives access at any time to any premises or computer equipment at or from which Access can be obtained in order to verify compliance with the Contract by performing physical and logical audits as well as penetration testing to ensure compliance with BT Security Policy and Standards.

2.6 BT requires the Supplier to maintain systems which detect and record any attempted damage, amendment or unauthorised access to BT Information.

2.7 The Supplier authorises BT to investigate any security breach, including the confiscation for evaluation of any suspected or infringing hardware.

2.8 The Supplier shall train all the Contract Personnel in security awareness to BT standards, with special emphasis on the secure handling and management of passwords, tokens and information. Contract Personnel may be expected to complete the BT CBT training modules or equivalent, as advised by BT during the Term of the Contract.

2.9 The Supplier shall use its best endeavours to ensure that any link, email or any communication whatsoever that convey information relating to this Contract and/or the Services and traverse a non-BT owned network, the said information must be protected by encryption to the standards defined in the BT Security Policy particularly 3 DES 128 bit.

2.10 The Supplier shall appoint a single point of contact for any security issues i.e. a senior manager or CIO responsible for security.

2.11 When requested by BT, the Supplier shall make available for review the Supplier's Disaster Recovery Plan with respect to this Contract and recovery plan exercise, practice, rehearsal or drill results.

2.12 The Supplier shall make available for review the Supplier's operational procedures relevant to this Contract to determine the Supplier's compliance with BT Security Policy.

2.13 The Supplier shall conduct recruitment checks, subject to the restrictions (legal or otherwise) and customary practices applicable in the jurisdiction in which the recruitment checks are conducted, to comply with BT Human Resources Policy found in Appendix 2 of this


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     Schedule and supply BT with documentary evidence of such checks as and when requested by BT.

2.14 The Supplier shall notify the BT Security Contact of any changes to its Access method through the firewalls, including the provision of network address translation.

2.15 The Supplier shall notify BT immediately should any Contract Personnel be removed for any reason whatsoever from this Contract thus enabling BT to disable, transfer or modify the access rights to systems and information.

2.16 The Supplier shall not (and, where relevant, shall procure that any Contract Personnel shall not) without the prior written consent of the BT Security Contact connect any equipment not supplied by BT to any BT LAN port.

2.17 The Supplier shall inform the BT Security Contact immediately upon its becoming aware of any actual or suspected unauthorised Access or misuse of BT Systems or BT Information or breach of any of the Supplier's obligations under this Condition.

2.18 The Supplier consents to BT's gathering information relating to Access. This information may be collected, retained, and analysed to identify potential security risks and may include, but is not limited to, trace files, statistics, network addresses, and the actual information or screens accessed or transferred.

2.19 The supplier shall ensure that all BT information, contract personnel and networks involved with this contract are logically and physically separated in a secure manner from all other information, personnel or networks created or maintained by the Supplier.

3    ACCESS

3.1 BT allows (so far as it can and is able to do so) the Supplier, while the Supplier is Authorised Access solely for the Purposes.

3.2 In relation to Access, the Supplier shall (and, where relevant, shall procure that all Contract Personnel shall):

     (a) ensure each individual user has a unique user identification and password known only to such user.

     (b) promptly provide to BT such reports as BT shall from time to time require concerning the Supplier's use and security of Access and any related matters.


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     (c)  ensure that physical access to computer equipment having Access or storing or having access to BT Information is password-protected to reflect the Supplier's obligations.

     (c) ensure onward bridging or linking to BT computer systems is prevented unless authorised by BT and complies with Security Standards as defined in the BT Security Policy.

     (d) ensure no viruses or malicious code (as the expressions are generally understood in the computing industry) are introduced to and that there is no corruption of BT Systems or BT Information.

4    SECURITY REVIEW

4.1 The Supplier is cognisant of BT's requirement to carry out regular assessment of Supplier's compliance of BT Security Policy which would include all elements of physical and logical audits, penetration testing and items listed in Clause 2 and 3 above of the Supplier's Systems ("Security Review"). The Supplier shall facilitate this assessment by permitting BT to collect, retain and analyse information to identify potential security risks and may include but not limited to trace files, statistics, network addresses and the actual information or screens accessed or transferred.

4.2 In the event, BT identifies a threat, to the confidentiality, integrity or availability of BT Information in Supplier's Process or Systems, Supplier shall promptly correct any threat of security risk in the Supplier's Process or Systems that is revealed in the Security Review, as soon as reasonably practicable under the circumstances.

4.3 Supplier shall co-operate in any Security Review, providing reasonable access, accommodation, facilities and assistance to BT employees all Supplier's Systems as reasonably necessary to verify the integrity of security of Supplier's Systems including permitting interview of any sales, engineering or other operational personnel of Supplier to ensure compliance of BT Security Policy to Supplier's premises.

5    TERMINATION

5.1 In the event, the Supplier fails, neglects and/or refuses to rectify the Security Risk as identified in the Security Review during the Term of the Contract within thirty (30) days of written notice of such breach from BT, BT may terminate this Contract for material breach without prejudice to any other rights BT may have against the Supplier under this Contract for breach and/or default.


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IN CONFIDENCE

5.2 The Supplier shall indemnify BT from and against any third party costs, losses, damages, proceedings, claims, expenses or demands incurred or suffered by BT which arise as a result of third party claims against BT as a result of this breach by the Supplier of its obligations under this Schedule;

     provided that Supplier shall pay all such damages, costs and expenses arising from such claim as finally awarded against BT to such third party by a court of competent jurisdiction after all appeals have been exhausted or at the time of a final settlement of such claims or final award or out of court settlement, if applicable, subject to the terms set forth in Paragraph 33.11 and 33.12.

6    RIGHTS AFTER TERMINATION

If the Supplier has during the course of the Contract received Information in a recorded form from BT (or has recorded received Information), the Supplier shall return or destroy such records upon:

          (a)  expiry or termination of the Contract; or

          (b) upon earlier request unless such records are part of the Services.

7    ACCESS TO SUPPLIER SYSTEMS

7.1 If Contract Personnel is granted access to the Suppliers Systems that hold, process or access BT Information the Supplier shall:

     a) ensure each individual Contract Personnel has a unique user identification and password known only to such user for their sole use.

     b) promptly provide to BT such reports as BT shall from time to time require concerning the Supplier's use and security of access to Supplier Systems.

     c) allow access to BT Information and application system functions in Supplier System to the minimum required to enable the Contract Personnel perform their duties.

     d) allow access to Contract Personnel holding or accessing BT Information using a secure login process.

     e) establish formal procedures to control the allocation and de-allocation of access rights to Contract Personnel who have access to BT Information and/or system functions


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IN CONFIDENCE

     f) ensure that the allocation and use of powerful privileges and access to sensitive tools and facilities in Supplier Systems are controlled and limited to only those users who have a business need.

     g) ensure that the allocation of user passwords to Supplier Systems that hold or access BT Information is controlled through a formal auditable management process.

     h)   conduct regular reviews of user access rights.

     i) ensure that remote and home working activities are only permitted where authorised by BT and subject to appropriate security controls within the Supplier's organisation including but not limited to remote access by users is subject to strong authentication.

     j) demonstrate that users follow good security practices in the management of their passwords.

     k) ensure that a password management system is in place to provide a secure and effective interactive facility that ensures quality passwords.

     l) ensure that user sessions are terminated after a defined period of inactivity.

     m) ensure that audit logs are generated to record user activity and security-relevant events.

     n) ensure that monitor audit and event logs is performed by Supplier's staff independent of those users being monitored.

     o) make available audit logs where required by the requirements in the Order to BT for review.

     p) use encryption techniques ( as a minimum 3 DES 128 bit) to protect the confidentiality and integrity of sensitive information.

     q) harden all systems holding, processing or accessing BT Information to BT standards (available from the BT Standards web site on request).

     r) ensure that development, test and live environments are segregated from the other work areas in Supplier's buildings.

     s) implement controls to detect malicious software and protect against the malicious software...


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IN CONFIDENCE

7.2 The Supplier must demonstrate that Contract Personnel who hold and use data on PCs and mobile computing devices are responsible for ensuring that the PCs and mobile computing device are protected from unauthorised access. BT Information with classification "In Confidence" and above information must be encrypted on all mobile computing devices

7.3 The Supplier shall ensure that all Supplier Systems have formal security incident management procedures with defined responsibilities.

7.4 Any un-authorised software is identified and removed from Supplier Systems holding, processing or accessing BT Information.

7.5 Access to diagnostic and management ports as well as diagnostic tools must be securely controlled to BT's reasonable satisfaction.

7.6  Access to audit tools must be restricted.

7.7 Enhanced independent code reviews are be performed (including penetration testing) on all Supplier Systems.

7.8 Supplier's servers must not be deployed on un-trusted networks without appropriate security controls.

7.9 Changes to any Targets must be controlled and subject to formal change control procedures. All documentation relating to Targets must be protected from un-authorised access or amendment.

7.10 Security procedures and controls must be used to secure equipment holding, accessing or processing BT Information used in Supplier Systems but outside the Suppliers premises.

8    BUSINESS CONTINUITY

8.1 When requested by BT, the Supplier shall make available for inspection the Supplier's business continuity plan and disaster recovery plans with respect to this Contract and recovery plan exercise, practice, rehearsal or drill results.

8.2 The Supplier must demonstrate that they have conducted a thorough business impact analysis and risk analysis which takes an holistic view of possible disruption to their ability to meet BT's business requirements on the occurrence of a force majeure event that has or is likely to have an effect on the Services or on


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     the occurrence of disaster from natural or man made incident that affects their ability to provide Service from the primary location and/or site. Consideration of the following 8 dimensions of their operations should be demonstrable to BT.


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8.3

     ASPECT OF
     CORPORATE
    RESILIENCE                  EXAMPLES OF RISKS (BUT NOT EXCLUSIVELY)
-------------------   ----------------------------------------------------------
NETWORKS              Single points of failure or nodes which are insufficiently protected, either physically or with disaster recovery
                      solutions

SYSTEMS a critical system which is supported from only a single building, has no disaster recover fall back capability, has no feasible workaround if down, running on unsupported software or is supported by only a very few people with highly specialised skills.

PEOPLE AND PROCESES   a critical process can only be operated by a few people
                      with specialist skills or knowledge; people operating in
                      areas with environmental or civil unrest threats

PROPERTY A key process can be operated from only one or two specific locations; the building/site is of sub-standard construction or poorly maintained or there is an environmental hazard to buildings (nearby danger of fire, flood, civil disturbance, traffic congestion preventing access etc)

SUPPLY CHAIN          A dependency on a single supplier for a service/product
                      without which the service/product could not be (this
                      includes internally traded services/products) delivered to time and quality that BT expects.

DATA Information necessary to support BT business is poor quality, not sufficiently available or not sufficiently secure

CUSTOMERS             Will the business be able to survive the loss of a major
                      contract or conversely deliver on a significant increase
                      in business without loss of quality?

8.4 Supplier must produce a report of risks resulting from a business impact analysis/risk assessment ("BIA/RA") which is supplied to BT in a form defined by BT at the time such that it is suitable for inclusion in the BT risk review process.

8.5 For risks of a severity level which is determined by BT at the material time, the Supplier must be able to show a plan to mitigate the risk within a time period agreed with BT.

8.6 The Supplier must produce an end-to-end business continuity plan for all key processes supporting BT within a single framework of business continuity. The plans for all key buildings which buildings from where Services are provided with


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IN CONFIDENCE

     associated risk assessment and fallback exercise results must be available for BT to inspect.

8.7 The Supplier's business continuity strategy should be compliant with BS25999 or an equivalent local country standard. Supplier has a continued focus on strengthening the resiliency of its business. To that end, Supplier has a Risk Management Team focused on business continuity. Supplier has also engaged with a leading third party risk management consulting firm to assist Supplier to build a standards based business continuity framework in alignment with the new BS 25999 standard. As the BS25999 standard has only recently become finalized, Supplier has already established a goal to become compliant with the recently finalized BS25999 by December 31, 2007.

     Supplier is currently ISO 27001 certified. This certification ensures compliance with not only information security but also business continuity best practices.

8.8 The Supplier must be able to demonstrate that business continuity is embedded in its culture through regular communications and ensuring ownership within operational teams as well as through central co-ordination.

8.9 The Supplier's BIA/RA and business continuity plans must be reviewed, maintained and tested regularly (at least annually). The results of such review and testing must be available to BT on request.

8.10 The Supplier must be able to demonstrate that any partner companies, sub-contractor, outsourcing agencies or other suppliers on which it depends to deliver BT requirements are resilient and have a similar and sufficient degree of business continuity requirements as are imposed on the Supplier by this Contract. These processes shall include incident reporting including internal escalation within the Supplier's company, together with immediate escalation and reporting of defined events to BT in accordance with the Schedule headed "Governance".

8.11 The Supplier shall immediately notify BT Security Contact if it becomes aware of anything that may have a material adverse effect on the Supplier's ability to perform its obligations under this Contract or is experiencing an incident of a severity where it is judged that it is possible that BT business may be impacted.


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8.12 The Supplier must be able to demonstrate a robust incident management strategy which must be regularly exercised. The BT Security Contact must be notified of planned exercises to give BT the opportunity to attend and observe these exercises as appropriate, and the results of such exercises made available to BT.


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IN CONFIDENCE

SCHEDULE 4 APPENDIX 1 - BT SECURITY POLICY

[***]

[***]


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SCHEDULE 4 APPENDIX 2 - BT HUMAN RESOURCES RECRUITMENT POLICY

1.   SUPPLIER'S SELECTION PROCESS

The Supplier shall:

1.1 Confirm that, as a minimum requirement, their recruitment policy and processes align with BT's pre-employment checks, policy and processes, in particular in relation to basic ID checks, references, health declaration and criminal convictions, as detailed below;

1.2 Warrant that the Contract Personnel provided to perform Work under the Contract meet, and continue to meet for the duration of their assignment under the terms of this Contract, BT's minimum pre-employment requirements;

1.3 ensure that no individual who has previously held a BT contract of employment, and has left BT on redundancy terms, is assigned to a BT Work Package in the same capacity (grade or job type) or location that they were employed in on their last official day with BT. In any event, where any person who has taken redundancy from BT is assigned back to BT through the Supplier, a minimum of 28 days must have elapsed between their last official day with BT and the first day of assignment to BT.

1.4 Provide BT with documentary evidence of the requirements detailed herein on request from BT.

2.   VETTING OF CONTRACT PERSONNEL

2.1 The Supplier shall ensure that the following checks have been undertaken prior to contract personnel being assigned to the Contract. Full details shall be retained on file and made available to BT at BT's request.

     A) IDENTITY - to be verified by current Photographic ID such as current Passport or photographic Driving Licence.

     B) PROOF OF RESIDENCE - verified by one of the following e.g. Utility Bill, National Insurance or Medical Card, Tenancy Agreement or equivalent.

     C) RIGHT TO WORK IN THE COUNTRY THAT THE WORK IS TO BE PERFORMED - If Work is to be performed in the UK, the right to work must be verified in line with the Immigration and Asylum Act 1996 regulations and a valid Work Permit must be produced for non-UK nationals where there is no standard right of employment agreement in place.


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          For all other countries where Work is to be performed, the Supplier shall ensure that it meets any specific legal and or regulatory requirements as appropriate.

     D) EDUCATIONAL AND PROFESSIONAL QUALIFICATIONS (IF REQUESTED BY BT AS PART OF A WORK PACKAGE) - The Supplier shall ensure that all documents presented by the Contract Personnel are original copies and that copies are held on file and available for inspection by BT on request.

     E) CRIMINAL CONVICTIONS DISCLOSURE - Prior to an offer of employment being made, the Supplier shall ensure that all potential Contract Personnel sign a statement declaring whether they have any criminal convictions, or are subject to any ongoing criminal investigations. Where the individual makes any such declaration, the Supplier shall assess the situation and, if in any doubt, refer the application to BT for joint review and agreement.

          In relation to Work performed on-site in the UK, the Supplier shall ensure that all contract personnel sign a Criminal Disclosure Certificate that has been issued within the past two years. If the Supplier fails to ensure that Contract Personnel do not meet this requirement within 30 days of the start of the assignment, BT shall have the right to remove such personnel from the Contract without prior notice and the Supplier shall be liable for providing a replacement at its own cost.

     F) HEALTH DECLARATION - The Supplier shall ensure that potential Contract Personnel sign a health declaration form sufficient to enable a full assessment of health to be undertaken by the Supplier.

2.2 BT shall have the right of access to all documentation relating to the recruitment process and to appoint a BT representative to assist and/or monitor the recruitment process e.g. interview selection, on request.

2.3 The Supplier shall complete a summary checklist confirming that all the above checks have been made, and appropriate documentation (original) has been evidenced and copies held on file. The summary checklist shall include as a minimum:

     -    Candidate Name.

     -    Line Manager.

     -    Vacancy Job Title and BT Work Package, Purchase Order or Project name.


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IN CONFIDENCE

     -    Photographic proof of identity.

     -    Proof of residence.

     -    Proof of right to work.

     -    Educational and professional qualifications.

     -    Criminal Convictions Disclosure completed and signed.

     -    Health Declaration completed and signed.

     - Signature and full details of duly authorised Supplier representative to verify the above.

2.4 The Supplier shall ensure that all Contract Personnel assigned to this Contract are contractually obligated, under their conditions of employment, to notify the Supplier immediately of any material change in their personal circumstances that may impact on the status of their employment including, but not limited to, for example: criminal convictions and/or cases pending, health declaration, right to work in the country where Work is to be performed etc..

3.   REFERENCING

3.1 The Supplier shall follow the referencing procedure outlined below at all times. Each item must be viewed as progressive, failure to comply with each item, in order shown, shall result in rejection of a potential assignee to the Contract. All Contract Personnel shall be fully referenced by the Supplier for a period of 3 years in writing.

     a) Exceptionally, and only by agreement with BT, where BT requires contract personnel at short notice (and this cannot be done prior to commencement of assignment) the Supplier must ensure that verbal references are taken and recorded on file, specifying name of referee, date reference was taken, responses given and the name of the consultant who took the reference. BT reserves the right to request evidence that verbal references have been taken.

     b) The Supplier shall undertake an interview to establish the background of the potential Contract Personnel to BT. The Supplier shall investigate the individual's employment history, including previous employers, nature and periods of work or unemployment e.g. student's, housewife or receiving government benefit. If the Supplier is not fully satisfied at the time of interview and the information given cannot be substantiated, then the Supplier must reject the individual from being assigned to the Contract.


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     c)   The Supplier shall follow up the individual's references by requesting written confirmation from previous employers. The only exception to this shall be where the previous individual's employer(s) has been declared as bankrupt. If this is the case, the Supplier shall seek further employment references and verification of character.

     d) Where a character/personal reference is sought, the Supplier must ensure this is obtained from a person with an authoritative status such as that of a professional or managerial nature. These references shall be verbally verified, such verbal verification being appropriately recorded and held on file.

     e) If the individual so assigned was a Contract Personnel for an existing client of the Supplier, the Supplier must seek to ensure the individual has been fully referenced in accordance with this clause. BT reserves the right to audit any of the above at any time, throughout the duration of the contract.

     f) The Supplier shall complete a referencing certificate for all Contract Personnel assigned to the Contract. A copy shall be retained in the Contract Personnel's work record / personnel file to complete the audit trail.

4.   QUALITY OF CONTRACT PERSONNEL

4.1  Skills and Experience

     4.1.1 Contract Personnel must be willing to undertake the full range of responsibilities required by individual Work Packages/Purchase Orders and in accordance with the full terms and condition of this Contract.

     4.1.2 It shall be the responsibility of the Supplier to provide personnel with the necessary skills, qualifications, experience and personal qualities in order that they are fully equipped to undertake the full requirements outlined in the job dimension and individual role as defined by the BT Work Package/Purchase Order.

     4.1.3 The Supplier must show a commitment to equal opportunities in their recruitment to all people meeting the requirements of the job irrespective of their race, religion, sex, age, marital status or disability.

     4.1.4 All Contract Personnel shall be expected to demonstrate a high level of commitment and motivation to work well as part of a team, to be measured by periodic individual appraisals undertaken by the Supplier.


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IN CONFIDENCE

     4.1.5 All Contract Personnel deployed against the Contract must meet the necessary standards of conduct and appearance as reasonably required by BT.

4.2 Individual Appraisals: The Supplier shall issue individual appraisals on its own forms, to measure the performance and progress of Contract Personnel. These forms shall be issued after the initial 6 months period and then again at 12 months, and subsequently at twelve monthly intervals. If the assignment is of less than 6 months, an appraisal shall be issued at the end of the Assignment. The format and content of the Supplier's individual appraisal shall be approved and agreed with BT.


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IN CONFIDENCE

SCHEDULE 4 APPENDIX 2 ANNEX 1

IN STRICTEST CONFIDENCE

CRIMINAL DISCLOSURE DECLARATION

NAME ________________________________

ADDRESS _____________________________

_____________________________________

_____________________________________

Have you ever been found guilty by a court or court martial of any offence or is there any case against you pending?

                                 Yes [ ] No [ ]

IF YES - PLEASE PROVIDE DETAILS:-


SIGNED:
        -----------------------------
DATE
     --------------------------------


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IN CONFIDENCE


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IN CONFIDENCE

SCHEDULE 5 - INTENTIONALLY LEFT BLANK


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IN CONFIDENCE

SCHEDULE 6 - IT SERVICES

1    SCOPE OF WORK

1.1 The Supplier shall provide a range of IT Services to BT, and to any BT programmes without restriction to group or division under this Contact. Supplier shall thus have the right to provide IT Services to, or for, all BT programmes. Specific requirements and terms of any engagement shall be detailed in individual Statement of Requirements or Work Packages that may be agreed from time to time during the Term of the Contract."

1.2

Software Product Maintenance and Support   IT related Professional Services
----------------------------------------   -------------------------------------
-    2nd and 3rd line Software support     -    3rd party software development
-    Applications support                       services
-    Database administration               -    Applications management
-    Databuild                             -    Business analysis
-    Helpdesk                              -    IT consultancy
-    Software maintenance                  -    IT programme management
                                           -    IT project managements
                                           -    Systems integration
                                           -    Technical specialists
                                           -    Validation, Verification and
                                                testing (VV&T services)

1.3  INTENTIONALLY LEFT BLANK

1.4 The Work shall be performed subject to BT's Statement of Requirements and the Terms and Conditions of the Contract, including BT Generic Standards and BT Security Requirements.

2    ORDERING PROCESS

2.1 BT specific requirements for provision of IT Services under the Contract shall be detailed in individual Statement of Requirements produced by the BT project manager.

2.2 At BT's request, the Supplier shall provide a formal quotation, in line with the overall Terms and Conditions of the Contract, for the provision of Services detailed in the individual Statement of Requirements. Such quotations shall bear a unique reference for identification purposes.


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IN CONFIDENCE

2.3 For any time and materials ("T&M") based RFQ's, pricing information must be provided by the Supplier using the pricing template attached at Appendix 1 along with any supplementary information.

2.4 For any fixed price ("FP") based RFQs, pricing information must be provided by the Supplier using the cost information template in Appendix 1.

2.5 Where the Supplier submits a quotation for a Requirement which falls outside of the maximum prices outlined in paragraph 4 above, the Supplier shall provide detailed reasons supported by detailed costings.

2.6 A request from BT for a quotation (RFQ) shall not constitute an offer by BT to enter into a Contract for provision of Services, but is an invitation to the Supplier to submit a proposal to BT.

2.7 The Supplier's proposal in response to a RFQ shall constitute an offer to BT, which shall be open for acceptance by BT for a period of 90 days from the date of the proposal.

2.8 In the event that BT accepts an offer, BT shall formally notify the Supplier by issue of an individually numbered Purchase Order. No commitment shall be deemed to have been made by BT prior to the issue of a Purchase Order, duly authorised by BT Corporate Procurement Partners.

2.9 In the event that BT rejects an offer, then BT shall not have any liability for any costs incurred for work done by the Supplier in preparing a proposal in response to a RFQ.

2.10 Work carried out under an individual Purchase Order may be terminated in accordance with the Condition headed "Termination". Termination of Work carried out under individual Purchase Orders shall not affect the status of Work carried out or to be carried out under other Purchase Orders let under the Contract.

2.11 The Work shall be performed subject to the BT Statement of Requirements and the terms and conditions of this Contract.

3    GENERIC CONTRACT PERFORMANCE REQUIREMENTS

3.1 BT's project specific performance requirements shall be defined in the individual Work Package where required.

3.2 BT and the Supplier shall agree on Service Level Agreements (SLAs) in the Work Package which may provide for liquidated damages/remedies upon failure to comply with the SLAs as agreed to by the parties in the Work Package.


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IN CONFIDENCE

3.3 BT requires the Supplier to measure, document and report performance monthly

3.4 Persistent Failure by the Supplier to meet Performance Requirements or project specific SLA's as stated in the Work Package, , shall result in the Supplier being in breach of Contract (but not necessarily material breach) and BT shall be entitled to recover Liquidated Damages in accordance with the Condition of Contract entitled Default and Liquidated Damages. Where BT contributes to any delay or failure of the SLA, project time-scales will be revised to take account of the impact of BT's contribution to the delay or of the failure of the SLA. Liquidated Damages will then be recalculated to take into account BT's contribution to the delay.

4    MANAGEMENT INFORMATION

In addition to the Performance Monitoring reports and Governance reporting, the Supplier shall provide the following information to the BT Commercial Contact on a monthly basis in the format advised by BT:

     - Performance against budget - including total billed to date by project and job, balance outstanding against order value by project and job, value of any applicable discounts;

     -    Number of contractors compared to the Supplier's FTE by project;

     -    Meetings with BT project managers and new prospects discussed;

     - Resource utilisation - including total number of resource deployed by project;

     -    Churn of resource against BT projects

     -    Projects/Work in delay;

     -    Status reports on skill-sets register.

5    HOURS OF SERVICE

5.1 Unless otherwise specified in the Statement of Requirements or Purchase Order, the Supplier may provide the Services during the normal offshore working day.

5.2 Where there is an operational need identified in the Statement of Requirements for Work performed offshore to be performed according to UK Working Day hours this will be at no extra charge to BT.


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IN CONFIDENCE

6    THIRD PARTY SOFTWARE LICENCE

     The Supplier will provide generic hardware and all software required for performance of the Services subject to the terms of Supplier's Hardware and Software Policy to be provided by Supplier and mutually agreed upon by BT and Supplier.

6.1 In the event, the Supplier does not have the relevant licences; the Supplier shall use reasonable endeavours to procure the relevant licences with immediate effect to enable them to discharge their obligation during the performance of the Services for BT. All cost sustained in procurement of these licences shall be borne by the Supplier being part of its obligation under this Clause, or as agreed in writing by the parties.

7    QUALITY REQUIREMENTS

7.1 The Supplier shall work to a Quality Management System that meets the requirement of BS/ISO9000 or equivalent, such as CMMiL3 or above. A body approved by any of the National Accreditation Councils must issue the certificate, if applicable.

7.2 BT requires its Suppliers to have recognised industry specific quality accreditation (e.g. SEI CMM, ISO TickIT. BS15000). The Supplier shall provide details of its current accreditation.

7.3 The Supplier will carry out and be able to supply evidence of periodic quality checks (at least quarterly) to ensure the consistency of delivery of the Supplies, and the provision of management information as agreed.

7.4 If the Supplier, having had at the Commencement Date a Quality Management System certified to comply with the requirements of BS/ISO9001 (EN 29001 or other equivalent) by an accredited certification body, ceases to maintain the certification, then the Supplier, for avoidance of doubt, shall be in breach of the Contract. (This shall also apply to any sub-contractors that may be used).

7.5 At the end of each Work Package the supplier will carry out and document an End of Stage assessment and, following live implementation, will contribute to the Post Implementation Review (PIR). Lessons learnt for both reviews must be applied to future work packages.


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IN CONFIDENCE

8    PRICING AND PRICING ARRANGEMENTS

8.1 In consideration of the Supplier undertaking the Work, BT shall pay the Supplier such amounts as specified in the Purchase Order.

8.2 For T&M based Work, the amount to be paid by BT for the Work shall be calculated in accordance with the day-rates, expenses and discount formula set out in the agreed Pricing Schedule.

8.3 For T&M based work, the Supplier's quotation in response to a RFQ from BT shall map resource to be utilised for the Work to the Skills Framework for the Information Age (SFIA) skills categories and levels, including day-rates contained in the Pricing Schedule and the quantity of resource to be utilised for the Work.

8.4 For fixed price based work, the Supplier, on BT's request shall provide adequate information as to allow BT to validate the quoted price, to ensure that the price for such fixed price work is fair and reasonable. The information that would be provided could include effort breakdown or a level of price breakdown, rates applied, price for third party components e.g. hardware, third party software, risk provisions etc. Any request for such information by BT shall be made prior to the award of work to the Supplier. For the avoidance of doubt, BT is not entitled to request information regarding Supplier's internal cost structures and / or information related to the Supplier's margins or information that attempts to achieve such result.

8.5 For the Supplier to accept entirely the necessity of this Contract to deliver value for money for BT whilst at the same time enabling a fair return to the Supplier. Supplier shall demonstrate value for money and the Supplier shall work closely with BT prior to Work Package and or Purchase Order award to develop an appropriate mechanism which may include one of the following: Benchmarking, SLA, Performance Scorecard or Partnership Scorecard according to Contract Performance Requirements, value for money model etc., and during the life of the Contract to report on performance against the chosen methodology

9    NOT USED

10   PRICE SATISFACTION

10.1 Where any Work is undertaken by the Supplier on a non-competitive basis, the Supplier undertakes to provide information in accordance with Appendix 1.

11   INTENTIONALLY DELETED


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IN CONFIDENCE

12   CONTINUOUS IMPROVEMENT

12.1 Maintenance and support contracts will target year on year price reductions through efficiency gains. The Supplier shall demonstrate and detail how this will be achieved for the following Financial Year 2 months prior to the beginning of the following Financial Year.

12.2 On an individual Work Package basis BT may require the Supplier to provide to BT a Performance Indicator (PI) for the ensuing year on or before the first anniversary of the commencement of any Contract, and on each successive anniversary for the duration of the Contract. The PI shall be a stretching, but achievable objective that represents an improvement over the Performance Target.

     For each successive year for the duration of the Contract following the first anniversary of the commencement of the Contract, the Supplier's actual achieved performance shall be calculated as an average of such performance in each component eight quarters) and where such performance so calculated exceeds the relevant Performance Target that Performance Target shall be amended to the actual achieved level.

13   EXIT TRANSITION CO-OPERATION

13.1 If the Contract is terminated by BT pursuant to Clause 5 (Performance Monitoring) above, or not renewed with the Supplier beyond the initial Term, and if required by BT, the Supplier shall co-operate fully with BT and with any third party nominated by BT, at no additional cost to BT, except for undisputed invoices, in facilitating the provision of Replacement Work. Such co-operation shall include, without limitation:

13.1.1 the supply by the Supplier of such Supplier's Background Information as is reasonably necessary to enable Replacement Work to be provided in a similar manner to that in which Supplies had or should have been provided by the Supplier, subject to the confidentiality provisions of the Contract; and

13.1.2 the granting by the Supplier to BT or, at BT's option, a third party, of a licence to use such Supplier's Background Information solely in relation to the provision of Replacement Work for a period expiring five years after the date of termination (or part termination) of the Contract; and

13.1.3 the undertaking by the Supplier of reasonable endeavours to procure for BT or BT's nominated contractor the grant or


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IN CONFIDENCE

     transfer of all licences and permissions under third party Intellectual Property Rights which may from time to time be reasonably necessary for the provision of Replacement Work to the extent that such third party Intellectual Property Rights have been used in the provision of Supplies by the Supplier.

13.2 For the purpose of this clause (Transition Co-operation) "Supplier's Background Information" shall mean all Information owned or controlled by the Supplier or companies in the same group (as defined by s.53 Companies Act 1989) as the Supplier.

13.3 To ensure a smooth transition at the end of the Contract, BT requires the Supplier to maintain Documentation relating to the processes and procedures used in the execution of the Contract for the Work for the lifetime of the Contract.

13.4 For the avoidance of doubt, such Documentation shall be subject to the Condition titled Intellectual Property of the Conditions of Contract schedule.

13.5 Where the Supplier is the gaining Supplier:

13.5.1 As part of any such transition, BT may require the gaining Supplier to act initially as the Prime Contractor and take full contractual responsibility for provision of the Work, prior to the losing Supplier being managed out.

13.5.2 The Supplier shall complete transition of the Work within 3 months of the commencement of the Work

13.5.3 Where the Supplier is transitioning Work from an incumbent supplier (this could be BT or another external supplier to BT), the Supplier shall detail the support requirements needed from the incumbent supplier to complete the transition. This should include but not be limited to: number and type of resource, period required, location, availability etc.

13.5.4 The gaining Supplier shall be responsible for the continuity of service and management of any resultant transition when gaining new Work either from BT or an existing 3rd party Supplier.

13.5.5 Transition of new Work shall be at the gaining Supplier's risk and expense.

13.5.6 The gaining Supplier will be required to provide a top level plan which shall address the following areas:

     -    Key dates/timescales


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IN CONFIDENCE

     -    Documentation

     -    Sharing/release of information

13.6 Where the Supplier is the losing Supplier:

13.6.1 shall commit to working with BT's gaining Supplier to ensure successful transition of Work in the event of them not being retained as BT's Supplier for a specific area of Work.

13.7 Any transition related costs shall be subject to audit and validation by BT.

13.8 The Supplier agrees to vacate BT's premises within a reasonable period and deliver to BT those BT assets in the Supplier's custody.

13.9 The provisions of sub-clause 6.1. above shall survive the termination of the Contract.

14   EXIT COSTS

14.1 In some cases the Supplier may be required to transition Work to BT or another external supplier to BT. Where the existing contractual arrangement for the Work allows or does not prohibit exit charges, the Supplier shall include detailed exit costs and an exit strategy plan within their quote for each Work Package.

15   ACCEPTANCE

15.1 In this Condition:

"Acceptance Test(s)" means formal testing to determine if the Supplies satisfy the criteria for Acceptance for BT to Accept the Supplies or any part of them, including without limitation, any First Repeat Test or Second Repeat Test as defined in this Condition.

"Certificate of Service" means a certificate issued by BT in respect of Supplies or any part of the Supplies, which, although having failed to pass the Acceptance Tests, BT requires to be put into commercial service. "Commercial Service" shall be construed accordingly.

15.2 The Supplier shall provide BT with written Acceptance Test methodology in respect of the Supplies on or before [as agreed in Work Package and/or Purchase Order]. BT shall approve or reject such methodology within 14 days of receipt. If rejected, the Supplier shall


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IN CONFIDENCE

     amend the methodology as necessary until approved by BT (such approval not to be unreasonably withheld).

15.3 Supplies shall not undergo any Acceptance Test until:

     (a)  Supplies have passed any required off-site tests;

     (b) the Supplier can demonstrate to BT's reasonable satisfaction following its own testing that the Supplies should pass the Acceptance Tests;

     (c)  BT has approved the Acceptance Test methodology; and

     (d) any required inter-working is achieved and combinations of hardware and software have been fully integrated and proven as a system.

15.4 The Supplier shall give at least 14 days written notice to BT of Supplies being ready for Acceptance Tests.

15.5 Acceptance Tests shall take place in the presence of BT's nominated representative(s).

15.6 If Supplies pass the Acceptance Tests, BT shall issue to the Supplier an Acceptance certificate, which shall, if Supplies are being tested severally, not constitute an admission that Supplies have been completed in every respect. The Acceptance procedure shall be repeated for each portion of the Supplies.

15.7 If any Supplies fail the Acceptance Test:

     (a) BT shall notify the Supplier in writing accordingly within 10 days of completion of the tests, stating the reasons for the failure; and

     (b) the Supplier shall promptly make such alterations to Supplies as are necessary to pass repeat Acceptance Tests within 10 days of such notice ("the First Repeat Test"); and

     (c) if Supplies fail the First Repeat Test, the Supplier shall promptly make such further alterations to Supplies as are necessary to pass a further repeat Acceptance Test ("the Second Repeat Test") within 10 days of notice of failure of the First Repeat Test.

15.8 If any Acceptance Test is not completed by the due date, or Supplies fail the Second Repeat Test, BT may (at its option):


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IN CONFIDENCE

     (a) bring Supplies into Commercial Service at any time and/or claim liquidated damages for delayed Supplies as set forth in the Work Package; or

     (b) terminate the Contract from the date specified by written notice to the Supplier.

15.9 If any Acceptance Test is not completed by the due date or Supplies fail any Acceptance Test, BT shall, upon giving written notice to the Supplier, have access to Supplies for its own testing and evaluation purposes but shall take reasonable care not to hinder the Supplier in achieving Acceptance, although the Supplier shall be responsible for any delay.

15.10 If Supplies fail any Acceptance Test, BT may put them into Commercial Service and issue a Certificate of Service, which shall include a list of remaining portions of Supplies and all relevant deficiencies to be remedied by the Supplier as are then known to BT.

15.11 Supplies put into Commercial Service on any date:

     (a) benefit from the provisions of the Condition headed 'Warranty' as if the period of such warranty had commenced on such date and had been extended by the period between such date and Acceptance of all Supplies; and

     (b) shall be made accessible to the Supplier for remedial work to achieve Acceptance and be at the Supplier's risk.

15.12 During Commercial Service, the Supplier shall, if required by BT, and at the Supplier's own additional cost, work outside its normal working hours in order to remedy any deficiencies.

15.13 BT's rights under this Condition are without prejudice to any other rights or remedies it may have, and to any of the Supplier's obligations.


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IN CONFIDENCE

SCHEDULE 6 APPENDIX 1 (PRICING)

1. IT SERVICES PRICING PRINCIPLES

The following principles shall be applied to prices quoted by the Supplier for IT Services provided under the Contract. In order to demonstrate their compliance with these principles, the Supplier will provide information to BT to support their quotation, as applicable.

1.1. COST TRANSPARENCY

The Supplier shall provide corporate level general financial information as follows:

1.1.1. Subject to the confidentiality provisions in this Contract the Supplier shall provide the following information at a corporate level for benchmarking purposes. This shall be provided to the extent of the publicly available information as published in Annual and quarterly financial statements.

     ELEMENTS

          Revenues

          Gross Profit

          Sales & Marketing Expenses

          General and Administrative Exp

          Research & Development costs

          Amortizations

          Operating Income

(Note : Transparency / ensuring an appropriate price for individual projects is covered by Section 2.2)

1.1.2. All day rates shall be based on the Supplier's identified standardised Cost Recovery Assumption.

     For the avoidance of doubt, Cost Recovery Assumption is defined as the number of days assumed by the Supplier that they will need to charge for the resource to fully recover the cost of the resource, including pay, benefits, overheads and margin. The Cost Recovery Assumption makes allowance for all leave entitlement, including annual leave, public holidays and casual leave, plus any training and sick


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IN CONFIDENCE

     absence, where the Supplier cannot charge the customer for the resource. [***]

     All T&M engagements shall use a common currency of Person-days of effort. Person-days of Effort shall mean the total number of days required to successfully deliver the Work Package, irrespective of the number of resource used, inclusive of any shift working or overtime.

1.2. VALUE FOR MONEY

For each proposal it presents the Supplier shall demonstrate the value of its offer to BT:

1.2.1. For fixed price ("FP") based Work, BT may assess the value of the Supplier's offer by benchmarking the Supplier's quotation to a comparable T&M based price, [***] with an expectation that FP Work will be price beneficial to BT. In accordance with clause 8.4 in Schedule 6 the Supplier will cooperate with BT in providing sufficient information for BT to assess the value of the Supplier's offer.

1.2.2. The Supplier shall co-operate with BT to provide world class pricing and value for money in accordance with the Condition titled Best Price in
     Schedule 6 of the Contract;

1.2.3. [***]

1.3. 90:10 PRINCIPLES

All projects will maximise off shore resource to provide the most cost effective pricing and explain the justification for on-shore resources at the time of, and as reflected in, the quote submission or Work Package.

1.3.1. For time and materials ("T&M") based Work, the Work shall be based on an assumption that [***]% of the Supplier's overall engagement on Work under the Contract, by resource numbers, shall be performed offshore ([***]). Exceptions to the [***] principles may be agreed by the parties on a case by case basis at the time of agreement of the applicable Service.

1.4. SHORT-TERM ONSHORE WORK

1.4.1. Where the Supplier cannot perform the work within the planned onshore resource allowance as agreed between the parties in a Work Order due to unplanned exigencies or emergency requirements, and required placement of resources for short period Onsite, [***]


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IN CONFIDENCE

1.4.2. The total cost for the onshore assignment shall not exceed the published onshore T&M rate of the resource for the duration of the assignment.

1.4.3. The Supplier shall be responsible for air travel and associated visa or work permit expenses

1.4.4. Short-term shall be defined as less than 1 month. Beyond 1 month, the resource allocations in the Work Order shall be modified through Change Control

1.5. All prices are to be in GB Pounds sterling and in line with Schedule 12 (Pricing)

1.6. YEAR ON YEAR COST REDUCTION

Maintenance and support contracts will target year on year price reductions through efficiency gains.

1.7  [***]

2. PRICING MODELS

BT may request the Supplier to provide a quotation based on one or more of the pricing models detailed below for any Work Package requirement.

The Supplier should provide a quote on the basis of the pricing model identified by BT, but may offer an alternative model for consideration by BT in addition to that requested by BT.

2.1. TIME AND MATERIALS BASED PRICING

2.1.1. The Supplier shall provide a rate card based on a standard definition of roles, mapped to the Skills for the Information Age (SFIA) matrix in terms of Category, Sub-Category, Skill and Level. The rate card shall detail day rates for all roles that may be provided by the Supplier under the terms of the Contract. The rate card shall be provided in the format shown in Table 1 below.

     (For information on the Skills Framework for the Information Age (SFIA) matrix please refer to the SFIA web-site at: http://www.SFIA.org.uk).

2.1.2. For T&M based pricing the Supplier's quotation shall use the rates specified in Supplier's Contract T&M rate card set out in Table 1 below. Such rates shall be the maximum rates that the Supplier may charge for T&M based Work under the Contract for the first Annual Period.


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TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     2.1.2.1. For Go To Market opportunities, the T&M rate card shall be regarded as indicative and the actual rates shall be agreed on an opportunity basis.

2.1.3. For individual T&M based quotations for work packages defined by BT, the Supplier shall:

     2.1.3.1. provide a maximum ("Capped") price for complete performance of the Work as defined in the Work Package, excluding Change Control.

     2.1.3.2. provide price build information to enable maximum price calculations for individual work packages; such information shall include the resource profile and cost for the Work, estimated business expenses, infrastructure charges (if applicable) and any specific chargeable items not included elsewhere;

     2.1.3.3. provide pricing information in a standard T&M pricing template provided by BT;

     2.1.3.4. provide pricing that ensure the overall engagement conforms to [***] principles; subject to 1.3.

     2.1.3.5. Provide a statement of the level of risk and flexibility, in percentage terms, that has been built into the Maximum price for the Work.

2.1.4. T&M based Work shall be charged only for the number of Person-days of Effort used in performance of the Work up to the maximum agreed Person-days of Effort for the Work Package. BT shall pay no more for the Work than the Capped Price estimated by the Supplier. Any change to the Capped Price for the Work shall be subject to review and prior authorisation by BT's Commercial Contact via change control.

2.1.5. All T&M rates to be exclusive of VAT and Business Travel and Expenses,[***]

     2.1.5.1. [***]

2.1.6. All day rates shall be based on the principle of a professional working day, assuming a normal 8 hour working day;

     2.1.6.1. [***]

2.1.7. For the avoidance of doubt, Business Travel and Expenses does not include travel to and from the normal place of work;


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IN CONFIDENCE

2.1.8. All Business Travel and Expenses shall be calculated in accordance with BT Policy for BT Business Travel and Expenses attached at Appendix 1;

2.1.9. Any onshore assignments for offshore resource of more than 3 months may be charged at onshore rates. [***]

2.1.10. The Supplier should clearly demonstrate how BT will benefit from any additional efficiency which is to be achieved, such as any economies of scale benefits that can be accrued from increase in volume of Work and resource provided, or revised scope of work.

2.1.11. Any T&M engagement is based on the team profile agreed with the BT Project Manager at the commencement of the Work. Unless the resource team had resource nominated as Key Personnel, the Supplier shall be responsible for maintaining the agreed team profile without increase cost to BT for the duration of the Work irrespective of any grade increase of the individuals providing the Work. In the event of renewal of the Work Package, no increase in grade of the roles within the team profile shall be permitted without prior agreement of the BT Project Manager.

2.1.12. BT shall expect the supplier to provide resource onshore for any hot housing associated with a 90 day development cycle. Such resource to be deployed in accordance with the Short-term Onshore Work principles [***].

2.1.13. In the event that the hothouse goes beyond [***] as a result of the Supplier's inability to deliver BT's requirements BT shall not be charged for the additional time [***].

2.1.14. In addition to this, the Air fare expenses and initial travel to Hot house location may be charged as expenses up to a maximum cap of [***] per person. Any higher amounts if incurred shall be charged with prior approval from BT.

2.2. FIXED PRICE

Where the Supplier provides a Fixed Price ("FP") quotation for a Work Package, the following shall apply:

2.2.1. For multi-year FP engagements, payments shall be made monthly in arrears;

2.2.2. For short-term FP engagements, payments shall be made in arrears against agreed deliverables;

2.2.3. All prices are to be fixed in Pounds sterling, and in line with Schedule 12 (Pricing)


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IN CONFIDENCE

2.2.4. Where the FP proposal covers a multi-year engagement, each price shall be detailed as shown in Fig. 1

                                 TOTAL
FP        Q1    Q2    Q3    Q4    P.A.
------   ---   ---   ---   ---   -----
YEAR 1   L     L     L     L     L
YEAR 2   L     L     L     L     L
YEAR 3   L     L     L     L     L
TOTAL

2.2.5. Any items or services not included in the Fixed Price must be clearly identified, and pricing information detailed separately.

2.2.6. The Supplier shall provide sufficient data with each FP proposal for benchmarking purposes, to demonstrate adherence to the pricing principles defined in section 1 of this Schedule. Such information shall include:

     2.2.6.1.1. total effort (in number of Person-days of Effort)

     2.2.6.1.2. resource profile of team (in terms of numbers and roles)

     2.2.6.1.3. risk/contingency assumptions included within the total number of days effort

     2.2.6.1.4. offshore:onshore ratio of resource

     2.2.6.1.5. Project Plan, Milestones, quality gates and Acceptance Criteria

     2.2.6.1.6. A price breakdown including the following as applicable:

          -    Resource element

          -    Non-resource element

          -    Infrastructure element

          -    Risk margin

          -    Other elements


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IN CONFIDENCE

                                 Table 1. [***]


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                               SUBJECT TO CONTRACT

BT POLICY FOR BT BUSINESS TRAVEL AND EXPENSES

GUIDELINES FOR CONTRACTORS PERSONNEL

The provisions of this policy and any information relating to it, e.g. rates and charges, are strictly confidential and subject to the confidentiality conditions of the Contract.

1. TRAVEL

The cost effectiveness and appropriateness of making the journey by air, sea, rail, or road should be considered.

Air

For journeys by air, STANDARD/ECONOMY CLASS SHOULD BE USED.

For journeys with carriers in Africa and for travel within Central and South America, travel should be first class where available.

The policy above sets out the class of travel to be used. Exceptionally where it is considered that a higher class of travel is appropriate, for example where it is operationally essential and the business need determines it is cost effective, this may be authorised by the BT Project Manager.

Rail & Ferry

For journeys by rail, STANDARD CLASS should normally be used. Exceptionally on 'InterCity' routes where a journey is being made at peak travelling time and is of at least two hours duration for each individual journey, the BT Project Manager may authorise first class travel in advance if it will provide significantly greater privacy and quiet for people working on the train.

First Class travel may also be authorised when:

- an overnight Sleeper is the most cost effective mode of transport and is as an alternative to an overnight stay

- upgrading during the journey is appropriate e.g. during transport difficulties, because of changes in travel plans and / or business needs or when standard class accommodation is full. Reasonable judgement should be made at the time

- special tickets are available which are at the same price or cheaper than standard class.

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

- where the two hour journey criterion is not met but a person is joining a BT colleague, who is authorised to travel first class, to work on the train.

The cost of necessary seat reservations will be reimbursed.

For ferry travel advantage should be taken of multiple tickets where they are available.

Road

The shortest most practical route must be used for all journeys. Deviations from the route to pick up or drop off authorised passengers may be claimed. In addition to the appropriate rate of mileage, garaging, parking fees and tolls will be reimbursed. Receipts should be obtained wherever possible. Driving and parking fines and penalties will not be reimbursed.

Mileage Rates

Mileage may only be claimed for travel in connection with BT business specific to the Contract. [***]

Exceptionally, and only with prior line manager authorisation, higher rate mileage may be claimed for short journeys of less than 30 miles return. In these instances the following mileage rates will apply:

[***]

Hire Cars

Hire cars should be used only in connection with BT business specific to the Contract. Vehicles are not to be used for private purposes. However incidental private use is allowed e.g. to obtain a meal whilst working away from home. The business mileage fuel costs and hire charges incurred will be reimbursed.

Generally only vehicles up to 1.4 litres capacity should normally be hired. Vehicles with a greater capacity may only be hired where a justified business need is identified e.g. there are three or more passengers or significant luggage or equipment is to be carried or a particularly long motorway journey is involved.

Taxis

Taxis should only be used exceptionally, where due to the time of travel, nature of journey, personal safety considerations or the carriage of heavy luggage, public transport does not provide a reasonable option. To avoid surcharges and waiting time, taxis should not normally be pre-booked. Receipts should be obtained in all instances.

2. OVERNIGHT ACCOMMODATION

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

The actual, reasonable receipted costs of hotel accommodation, breakfast and evening meal (table d'hote, hotel restaurant or equivalent) may be claimed. Personal expenditure such as bar bills, videos and newspapers will not be reimbursed.

For longer term stays, consideration should be given to more cost effective arrangements e.g. rented accommodation. In such cases, the principle of reimbursement of reasonable expenditure applies. Reimbursement may cover costs such as rent, council tax, utility charges and appropriate meals out.

3. OTHER EXPENSES

All other expenses including but not limited to the purchase of equipment or software, hospitality expenditure or any form of expenditure not directly incurred by the contractor must be claimed using the appropriate BT internal process.

4. AUDITING OF EXPENSES

The Supplier shall make available their full reconciliated monthly expense statements within 8 weeks of the end of the month in which such expenses have been incurred.

Evidence of expenses incurred for all amounts, mandatory for greater than L5, shall be made available for BT's inspection.

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

SCHEDULE 6 APPENDIX 2 WORK PACKAGE TEMPLATE

Contains Guidance notes on putting together a Work Package. The sections highlighted pink are mandatory for completion.

CONTRACT NO: [__________]

SUPPLIER QUOTATION REFERENCE: [__________]

[TITLE] (the "PROJECT")

1. DEFINITIONS

[Please insert here any additional definitions used for the purposes of the Work Package. Those definitions set out in the Contract shall continue to apply.]

2. PROJECT BACKGROUND

[Provide a brief overview of the Project. This enables someone unfamiliar with the engagement to understand the context]

3. DESCRIPTION AND SCOPE OF SERVICES

3.1 TO BE COMPLETED BY BT [REFER TO STATEMENT OF REQUIREMENTS DOCUMENT IF PROVIDED SEPARATELY]

[Provide here full details of the Services (as that term is defined in the Contract) to be performed by the Supplier.

The Services must be described in enough detail so that someone unfamiliar with the Project could understand what both parties' obligations are.]

3.1.1 HOURS OF SERVICE

[BT should identify the Hours of Service including any week-end or Bank Holiday requirements (Indian and UK).]

3.1.2 SHIFT PATTERNS

[Shift patterns to be detailed as appropriate.

The BT Project team should include a high level process flowchart as appropriate.]

3.2  TO BE COMPLETED BY THE SUPPLIER AS PART OF THEIR RESPONSE.

3.2.1 UTILISATION OF SUPPLIER'S BACKGROUND INFORMATION

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

[Supplier must set out details of the Supplier's Background Information that the Supplier believes it will utilise during the performance of the Services (and production of the Services/Deliverables) under this Work Package. In the event that the Supplier becomes aware, during the course of the Work Package, that additional pieces of Supplier's Background Information will be used in the provision of the Services/Deliverables the Supplier must draw these to BT's attention upon delivery of the Deliverables in question.]

3.2.2 TRANSFER OF DATA

In the event that the Services include cross-border data flows. Please note that:

               (i) The Supplier must advise BT's Commercial Contact in writing, in advance, of the manner by which the Supplier intends to store or process BT Personal Data (Condition _____________);

               (ii) This is particularly important if any of the BT Personal
                    Data is to be exported outside the European Economic Area (Condition ______________), as defined in the Contract. ___________________ must notify BT in advance, in the relevant Work Package, of [Suppliers] intention to export BT Personal Data outside the European Economic Area;

               (iii) BT must give its prior written consent to the exportation of BT Personal Data (i.e. any BT data, not just sensitive personal data) outside the European Economic Area (Condition ______________________)). Such consent must be confirmed in writing by BT prior to commencement of any Services through the execution of Appendix A as part of this Work Package.

IMPORTANT NOTE:

Please note that in the event of cross-border data flows the parties shall need to sign up to and agree to be bound by the EU Model Clauses at Schedule 3 to the Contract

[If this Work Package is likely to include Services that result in cross-border data flows please contact Group Legal Procurement Team for guidance.]

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

4. DELIVERABLES AND TRAINING IN DELIVERABLES

4.1  SUPPLIER DELIVERABLES

[Provide full details of the Services (as that term is defined in the Contract) (if any) and Software (as that term is defined in the Contract) (if any) to be delivered by the Supplier as part of the Services. If there are no deliverables please state "No Deliverables/Software will be provided by the Supplier under this Work Package". It should be specified in the Work Package whether the Supplier is primarily responsible for Deliverable and where BT is primarily responsible, e.g. where the Supplier's role has been to "assist" or "support" BT.]

[If training in the Deliverable(s) is to be performed by the Supplier as part of the Services, then detail it here. If not applicable put "No training in the Deliverables will be supplied by the Supplier under this Work Package."]

4.2  BT DELIVERABLES

[Provide full details of the deliverables (if any) and software (if any) to be delivered by BT as part of the Services that the Supplier's Services are dependent upon. Also include details of BT and/or third party deliverables and software in Section 15 (BT Obligations).]

5. BT PROVIDED ITEMS

[Please insert details of any Equipment (as such term is defined in the Contract) that the Supplier is receiving from BT (including BT Supplied Items), documentation e.g. process documents, customer data, scripts etc.]

[Please also insert details of any Third party software that the Supplier is receiving from BT.]

[In addition please include details of any Work Package specific training that BT will provide the Supplier including duration, people numbers etc.]

6. SUPPLIER PROVIDED EQUIPMENT

[Please insert details of any Equipment (as defined in the Contract) the Supplier is providing to BT]

7. MAINTENANCE AND SUPPORT

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

[If Maintenance and support of Deliverables is to be performed by the Supplier as part of the Services then detail here, if not applicable then put, "No Maintenance or Support for Deliverables created under this Work Package is provided by the Supplier under this Work Package."]

8. BT SYSTEMS

[You will need to ensure that BT has adequate LEAD TIME for it to provide all necessary Authorisation and related written consents regarding connection to BT Systems, prior to Project commencement. This is likely to take at least a week. Check with BT Project Manager on the security procedure to be followed to obtain Authorisation and continue to have Access. Include the BT Security Contact in these discussions.]

The Supplier must at all times comply with the BT Security Policy in force at the time of the Work Package. BT must promptly supply this to the Supplier. The Supplier may decline to proceed with a Project if compliance with the BT Security Policy is, in the Supplier's opinion, not practical or feasible.

(Please note that the BT Security Policy may require the parties to execute an Interconnect Agreement prior to connecting to BT Systems.)

The Supplier must obtain prior written consent from the BT Security Contact prior to connecting any equipment not supplied by BT to any BT LAN port, e.g. when connecting Supplier laptops to a BT LAN port.

The Supplier must NOT commence work until Authorisation is granted. If you have any queries regarding the process to be followed to obtain Authorisation please contact the Group Legal Procurement Team.

Include in the Work Package a full list of BT Systems that will be used by Contract Personnel (ie [Supplier] personnel and subcontractors) during the Project. Please note that this must include ANY connection to BT Systems, for example in order to print or receive e-mail. If you are unclear about what should be included in the list of BT Systems please raise this with the BT Security Contact and obtain advice in writing.

9. NETWORK AND IT REQUIREMENTS

[Include any IT requirements including any bandwidth requirements and specific disaster requirements.]

10. TIMETABLE

[If the Services are to be provided within a mutually agreed time then detail the timetable for the performance of the Services (and, if applicable, dates for delivery of Deliverables). There should be a start date and there may or may not be a target completion date.

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

Where appropriate a formal project plan should be developed with the Supplier and appropriate remedies agreed for failure to meet agreed time-scales.]

11. SITE

Services relating to this Work Package shall be carried out at the following site(s):

BT or Supplier to insert details of where the Supplier will perform the Services and if applicable deliver any Deliverables.

[This may be left blank for the Supplier to present its recommendations but must be completed prior to final agreement and placement of the Work Package].

12. ACCEPTANCE

[Acceptance procedures should be inserted, and the process the parties will undertake to determine whether the criteria have been met if they have been agreed in advance of work commencing under the Work Package.

[Acceptance criteria and procedures need to be specified where the Supplier will receive deliverables from third parties and/or BT.]

13. PERSONNEL

13.1 SKILL SET REQUIREMENTS

[BT should identify the specific skills required to perform the Services including any formal qualifications and / or accreditation requirements.]

13.2 CONTACT DETAILS

BT's Commercial Contact will be [___________]

BT's Programme Lead/point of escalation will be [__________] (if applicable)

BT Project Manager will be [__________]

BT's Security Contact will be [__________]

The Supplier's Work Package Contact will be [__________]

The Supplier's Programme Lead/point of escalation will be [__________] (if applicable)

13.3 KEY PERSONNEL

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

The Personnel identified below are key to the Services required and are classified as Key Personnel (to be agreed between the Parties) as described in the Contract.

     -    BT Key Personnel

     -    [List]

     -    Supplier Key Personnel

     -    [List]

14. REPORTING

[Detail here the specific reporting requirements e.g. timescales, deliverables, SLA/KPI's etc., and the frequency at which the Work Package representatives are to meet including any project management arrangements.]

15. CHARGES

[Detail here the pricing matrix and methodology against which the Supplier is required to submit prices for Services and how this is calculated. Include details of what is included in the Price and anything that is specifically excluded. Note that all costs exclude VAT.]

16. BT OBLIGATIONS

[Specify any particular obligations on BT's part i.e. what the Supplier is dependent upon. Include details of BT and/or third party deliverables and software.]

17. RISKS AND ASSUMPTIONS

[List all descriptions and conditions which may have a material impact upon the Supplier's ability to meet its obligations.]

18. QUALITY STANDARDS & ASSURANCE, AND CODES OF PRACTICE

[BT to include any Work Package specific quality standards, codes of practice etc.]

19. PERFORMANCE MEASUREMENT

[Work Package specific Service Levels (SLA's) and Key Performance Indicators (KPI's) to be identified here. Service Credits shall normally be applicable to KPI's. Consider "risk and reward" schemes as appropriate to drive performance.]

20. ADDITIONAL

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

[Please insert here any additional points that are not covered above including any additional variations to the Contract.]

21. WORK PACKAGE PRICE

[ALL PRICING INFORMATION TO BE PRESENTED IN LINE WITH THE CONTRACT PRICING SCHEDULE, UNLESS OTHERWISE AGREED]

IN CONFIDENCE


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                               SUBJECT TO CONTRACT

SCHEDULE 6 APPENDIX 2 WORK PACKAGE TEMPLATE

APPENDIX A [ONLY REQUIRED WHERE PERSONAL DATA BEING TRANSFERRED OUTSIDE THE EEA

Under the terms of the Contract and the Work Package hereof, the Supplier has requested BT's consent to [subcontracting/offshoring] certain services to [__________] who are located at [___________]. The parties have worked together to ensure that data protection and IT Security are acceptable before commencing.

The parties have, in relation to various data protection and security matters concerning the sub-contracting/offshoring of these services, reached agreement and now wish to confirm the terms on which BT provides its consent.

AND IT IS AGREED AS FOLLOWS:

WITH EFFECT FROM EFFECTIVE DATE OF THE WORK PACKAGE HEREOF, THE FOLLOWING TERMS AND CONDITIONS SHALL FORM A BINDING PART OF THE WORK PACKAGE AND COMPLEMENT CLAUSE 3.2 ABOVE.

a) Consent

BT hereby consents under Clause 3.2 of the Work Package [Title of the Project] above to the services as described in [Appendix____/Clause 4 above] ("the Work Package Services) to this Work Package and provided under the ContracT being subcontracted/offshored to [__________] and located in [India].

The parties acknowledge and agree that certain personal data which forms part of the personal data described in Condition with the heading "Protection of Personal Data" of the Contract is processed in connection with these Work Package Services ("Data") and will be transferred to [___________] located outside the EEA. Notwithstanding that the Data will remain stored and hosted in the United Kingdom, the parties further acknowledge and agree that the Eighth Data Protection Principle under the Data Protection Act 1998 is relevant to the processing of the Data. Further the parties have agreed to be bound by the terms of the Commission Decision of 27th December 2001 on standard contractual clauses for the transfer of personal data to processors established in third countries, under Directive 95/46/EC as evidenced in Schedule 3 of the Contract. These standard contractual clauses have been replicated and signed by both parties and form Annex 1 to this Work Package. BT reserves the right to substitute terms and conditions relating to the transfer of personal data to processors established outside of the European Economic Area if, and by agreement of the parties, (such agreement not to be unreasonably withheld or delayed), such terms are commercially more acceptable to the parties and provide the same level of protection for personal data.

B) OBLIGATIONS OF THE SUPPLIER

IN CONFIDENCE


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'PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                               SUBJECT TO CONTRACT

The Supplier acknowledges that BT is the data controller of the Data for the purposes of the Data Protection Legislation.

The provisions relating to confidentiality in Condition [___________] of the Contract shall apply in relation to the Supplier's processing of the Data. In particular, the Data shall not without the prior written consent of BT, be disclosed or transferred to any person other than to [___________] or their personnel who have a valid reason for viewing or holding the Data.

The Supplier undertakes to procure that all such personnel in [India] who will be viewing or who will have access to the Data in the course of providing services to BT will enter into a legally binding individual confidentiality declaration with the Supplier before commencing work in relation to the services.

Prior to personnel being given access to Data, the Supplier will provide appropriate training to all personnel who will be dealing with or processing Data in relation to the relevant obligations under the Data Protection Legislation and security and confidentiality procedures including any security and confidentiality procedures reasonably requested by BT for the protection of Data and will provide refresher training when reasonably necessary.

C) DATA PROTECTION PROVISIONS

i. BT, as the data controller for the purposes of the Data Protection Act, taking into account the contractual obligations imposed on the Supplier by the Contract and this Work Package Agreement, the technical and organisational security measures which are in place and the other circumstances relating to the Work Package Services confirms that it considers that an adequate level of protection for the Data and for the rights of data subjects is in place.

ii. The Supplier agrees to ensure that all such technical and organisational security measures as set out in Annex [B] are maintained throughout the duration of the term of the Contract and Work Package Agreement except as such arrangements are varied by agreement between the Parties. Accordingly, the Parties agree that any transfer of Data will be compliant with Data Protection Act.

iii. BT may suspend or terminate its consent and this Work Package for a serious breach or serious non-compliance with Data Protection legislation in connection with this consent. If either Party becomes aware of any breach of or non-compliance with the Data Protection legislation in connection with the Sub-Contracted Services that Party shall promptly inform the other Party and the Parties shall, as soon as reasonably practicable, conduct a review of the matter and implement any changes in processes or procedures established by the review

IN CONFIDENCE


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

'PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                               SUBJECT TO CONTRACT

SCHEDULE 6 APPENDIX 2 WORK PACKAGE TEMPLATE

APPENDIX A

ANNEX 1

EU MODEL CLAUSES

PART 1

MANDATORY: TO BE COMPLETED AND SIGNED BY THE PARTIES

DATA EXPORTER

The data exporter is British Telecommunications plc

DATA IMPORTER

The data importer is _______________________________

DATA SUBJECTS

The personal data transferred concern the following categories of data subjects:

CATEGORIES OF DATA

The personal data transferred concern the following categories of data:

                                     (ARROW)

SPECIAL CATEGORIES OF DATA (IF APPROPRIATE)

No data classified as Sensitive Personal Data will be processed outside the EEA.

PROCESSING OPERATIONS

The personal data transferred will be subject to the following basic processing activities:

DATA EXPORTER                           DATA IMPORTER

Name:                                   Name
      -------------------------------        -----------------------------------


-------------------------------------   ----------------------------------------
Authorised signature                    Authorised signature

DATE:                                   DATE:
      -------------------------------         ----------------------------------

IN CONFIDENCE


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

'PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                               SUBJECT TO CONTRACT

PART 2

MANDATORY: TO BE COMPLETED AND SIGNED BY THE PARTIES.

Description of the technical and organisational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (Schedule 3):
___________________________

Generic measures for each service line in Annex 1 Part 1 [1 through 6]

Operational Organisational Measures

Technical and Security Measures

DATA EXPORTER                           DATA IMPORTER

Name:                                   Name
      -------------------------------        -----------------------------------


-------------------------------------   ----------------------------------------
Authorised signature                    Authorised signature

DATE:                                   DATE:
      -------------------------------         ----------------------------------

IN CONFIDENCE


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

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

SCHEDULE 7 - INTENTIONALLY LEFT BLANK

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

SCHEDULE 8 - CHANGE CONTROL PROCEDURE

1. PRINCIPLES

(a) If at any time either party sees a need to change the Services that party may request or recommend such change only in accordance with the Change Control Procedure.

(b) Neither BT nor the Supplier shall unreasonably withhold its agreement to any change provided that BT shall not be obliged to agree to any change increasing the charges or requiring BT to incur material expenditure.

(c) Until such time as a change is made in accordance with the Change Control Procedure, the Supplier shall, unless otherwise agreed in writing, continue to supply the Services as if the request or recommendation had not been made.

(d) Any discussions which may take place between BT and the Supplier in connection with a request or recommendation before the authorisation of a resultant change to the Services shall be without prejudice to the rights of either party.

(e) Any work undertaken by the Supplier, its sub-contractors or agents which has not been authorised in advance by a change to the Services and which has not been otherwise agreed in accordance with the provision of paragraph 1(c) shall be undertaken entirely at the expense and liability of the Supplier.

2. PROCEDURES

(a) Discussion between BT and the Supplier concerning a change to the Services shall result in any one of the following:

     (i)  a request to change the Services by BT; or

     (ii) no further action being taken;

     (iii) a recommendation to change the Services by the Supplier.

(b) Where a written request for an amendment is received from BT, the Supplier shall immediately on receipt issue a written acknowledgement to BT and, unless otherwise agreed, submit a Change Control Note (CCN) to BT within three weeks of the date of the request.

(c) A recommendation to amend by the Supplier shall be submitted as a CCN direct to BT at the time of such recommendation.

(d)  Each CCN shall contain:

     (i)  the title of the change;


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

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (ii) the originator and date of the request or recommendation for the change;

     (iii) the reason for the change;

     (iv) full details of the change including any specifications;

     (v)  the price, if any, of the change;

     (vi) a timetable for implementation together with any proposals for acceptance of the change;

     (vii) a schedule of payments if appropriate;

     (viii) details of the likely impact, if any, of the change on other aspects of the Services including but not limited to:

          (A)  the term of the Contract;

          (B)  the personnel to be provided;

          (C)  the charges;

          (D)  the payment profile;

          (E)  the documentation to be provided;

          (F)  the training to be provided;

          (G)  service levels;

          (H)  working arrangements; and

          (I)  other contractual issues;

     (ix) the date of expiry of validity of the CCN; and

     (x)  provision for signature by BT and the Supplier.

(e)  For each CCN submitted BT shall, within the period of the validity of the
     CCN:

     (i)  allocate a sequential number to the CCN;

     (ii) evaluate the CCN and, as appropriate:

          (A)  request further information;

          (B)  approve the CCN; or

          (C)  notify the Supplier of the rejection of the CCN; and


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

     (iii) arrange for two copies of an approved CCN to be signed by or on behalf of BT and the Supplier.

(f) A CCN signed by both parties shall constitute an amendment to this Contract pursuant to condition 22 headed "Variations".

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

SCHEDULE 9 - CONFIDENTIALITY AGREEMENT

IMPORTANT NOTE: This form must be completed by all non-BT people who undertake Work for BT before they have access to BT information or BT computer systems.

You may, as a supplier or as an employee or subcontractor of a supplier to BT, have access to BT information or BT computer systems.

BT requires you:

- to keep all BT information (whether or not it is marked "NOT TO BE SHOWN OUTSIDE BT", "INTERNAL", "IN CONFIDENCE", or "IN STRICTEST CONFIDENCE") confidential and not to disclose it, unless you first have BT's written permission;

- if you have access to BT customer or personal information, to comply with the provisions of the Data Protection Act 1998;

- to access BT computer systems and BT electronic information only if you have been authorised to do so. Unauthorised access may result in your being prosecuted under the Computer Misuse Act 1990;

- to access and use BT computer systems and BT information only as is necessary to do your job properly;

-    to read and understand BT Security Requirement and Security Policy;

- to comply with other BT instructions and security policies that may be notified from time to time; and

-    not to connect any equipment not supplied by BT to any BT LAN port.

If you are in any doubt as to these requirements or the policies of BT Group Security, further advice and information can be obtained from your BT contact.

PERSONAL DECLARATION

I have read and understand the above requirements and agree to be bound by them.


Signed                                  Date:
       ------------------------------         ----------------------------------

Print full name and home address:

Name:
      -------------------------------
Address:
         ----------------------------


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

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

SCHEDULE 10 - GENERIC STANDARDS

The latest issues are attached as follows:

-    BT Generic Standard 11 Safety Management Issue 7.2

-    BT Generic Standard 13 Environmental Impact Issue 9

-    BT Generic Standard 18 Sourcing with Human Dignity Standard Issue 2

1 CONTRACT RESPONSE

To each attached Generic Standard the Supplier is required to make a declaration of "Compliant", "Partially compliant" or "Non-compliant" as appropriate.

This declaration shall be followed by a concise supporting statement describing the way in which the Supplier complies, or why the Supplier does not and identifying methods and tools used.

Compliance with the attached Generic Standards does not confer immunity from legal obligations. The Supplier should note that BT reserves the right to validate the information provided.

2 TABLE OF COMPLIANCE

                      Compliant   Partially Compliant   Non-compliant
                      ---------   -------------------   -------------
Generic Standard 11   (X)
Generic Standard 13   (X)
Generic Standard 18               (X)

3 BT GENERIC STANDARD 11 FOR COMPLETION

4 BT GENERIC STANDARDS 13 AND 18 FOR ACCESS AND COMPLETION

On the Contract Commencement date the Supplier shall access the following URL's and complete the following two questionnaires:

https://secure.selling2bt.bt.com/ext/html/gs13/

http://www.selling2bt.com/html/working/humandignity/question.asp

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

The Supplier must complete the questionnaires within a two month time period and ensure that the file is emailed as the instructions indicate.


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